UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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UNITED INSURANCE HOLDINGS CORP.
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UNITED INSURANCE HOLDINGS CORP.
360 Central Avenue, Suite 900
St. Petersburg, FL 33701

April 16, 2013
Dear Stockholder:
You are cordially invited to attend the Annual Meeting of Stockholders (Annual Meeting) of United Insurance Holdings Corp. (herein referred to as UPC Insurance, the Company, us, our, and we), which will be held at 1:00 p.m. local time on Friday, May 17, 2013, at our office located at 360 Central Avenue, Suite 900, St. Petersburg, Florida 33701. At our Annual Meeting, you will be asked:

1.	To elect Gregory C. Branch, Kent G. Whittemore, and John L. Forney to serve as Class A Directors of our Board of Directors until our 2015 annual meeting of stockholders;

2.	To approve the Company's 2013 Omnibus Incentive Plan;

3.	To ratify the appointment of McGladrey LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013;

4.	To provide an advisory vote on the compensation of our named executive officers as disclosed in the accompanying proxy statement;

5.	To provide an advisory vote on the frequency of holding future advisory votes on the compensation of our named executive officers; and

6.	To transact such other business as may properly come before our Annual Meeting or any adjournment or postponement of the Annual Meeting.

Your vote is important! Whether you plan to attend the Annual Meeting, please read the proxy statement and then vote at your earliest convenience by proxy card or by Internet. Using Internet voting or mailing your proxy card will not prevent you from voting in person at the meeting if you are a stockholder of record and wish to do so.

Important information about the matters to be acted upon at the meeting is included in the accompanying notice and proxy statement. Our 2012 Annual Report, which we will make available to you along with the proxy statement, contains information about us and our performance.

Kind regards,

/s/ John L. Forney
John L. Forney
Chief Executive Officer

UNITED INSURANCE HOLDINGS CORP.
360 Central Avenue, Suite 900
St. Petersburg, FL 33701

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 17, 2013

WE HEREBY GIVE NOTICE that the 2013 Annual Meeting of Stockholders (Annual Meeting) of United Insurance Holdings Corp. (referred to in this document as we, our, us, the Company and UPC Insurance), a Delaware corporation, will be held at 1:00 p.m., local time, on Friday, May 17, 2013, at our office located at 360 Central Avenue, Suite 900, St. Petersburg, Florida 33701, for the following purposes:

1.	To elect Gregory C. Branch, Kent G. Whittemore, and John L. Forney to serve as Class A Directors of our Board of Directors until our 2015 annual meeting of stockholders;

2.	To approve the Company's 2013 Omnibus Incentive Plan;

3.	To ratify the appointment of McGladrey LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013;

4.	To hold an advisory vote on the compensation of our named executive officers as disclosed in the accompanying proxy statement;

5.	To hold an advisory vote on the frequency of holding future advisory votes on the compensation of our named executive officers; and

6.	To transact such other business as may properly come before our Annual Meeting or any adjournment or postponement of the Annual Meeting.

Our Board recommends that our stockholders vote FOR election of Gregory C. Branch, Kent G. Whittemore, and John L. Forney as Class A Directors, FOR approval of the Company's 2013 Omnibus Incentive Plan, FOR ratification of the appointment of McGladrey LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013, FOR approval, on an advisory basis, of the compensation of our named executive officers, and 3 YEARS with respect to the advisory vote on the frequency of holding future advisory votes on the compensation of our named executive officers.

Persons or entities owning shares of our common stock at the close of business on March 20, 2013 (Record Date) are entitled to notice of, and to vote at, our Annual Meeting and at any adjournment or postponement that may take place. A list of stockholders entitled to vote at the meeting will be made available for the examination of any stockholder at the Annual Meeting and for ten days prior to the Annual Meeting at our office located at 360 Central Avenue, Suite 900, St. Petersburg, Florida 33701.

We cordially invite you to attend the Annual Meeting. To gain admission, you must show that you owned shares of our common stock as of the record date and, if so, then you must show valid, government-issued, picture identification. If your shares are registered in your name, we will compare your name to the list of registered stockholders to verify your share ownership. If your shares are in the name of your broker, bank, or other holder of record, you must bring evidence of your share ownership, such as your most recent account statement or a legal proxy from your broker, bank, or other holder of record. If you do not have valid picture identification and proof that you own shares of our common stock, we will not admit you to the Annual Meeting. All packages and bags are subject to inspection.

Your vote is extremely important. We appreciate you taking the time to vote promptly. After reading the proxy statement, please vote at your earliest convenience by Internet or by mailing your completed proxy card. YOU CANNOT VOTE YOUR SHARES UNLESS YOU VOTE BY (i) INTERNET; (ii) MAILING YOUR COMPLETED AND SIGNED PROXY CARD; OR (iii) ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON. Please note that all votes cast by Internet must be cast prior to 7:00 p.m., Eastern Daylight Time on Thursday, May 16, 2013.

Dated:	April 16, 2013	By order of the Board of Directors,

/s/ Melvin A. Russell, Jr. Melvin A. Russell, Jr.
Corporate Secretary
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 17, 2013.
To access our Proxy Statement for the 2013 Annual Meeting of
Stockholders and our 2012 Annual Report, please visit
http://www.upcinsuranceproxy2013.com

UNITED INSURANCE HOLDINGS CORP.
PROXY STATEMENT FOR 2013 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

General

The Board of Directors (the Board) of United Insurance Holdings Corp. solicits the accompanying proxy for our 2013 Annual Meeting of Stockholders (the Annual Meeting) to be held at our office located at 360 Central Ave., Suite 900, St. Petersburg, Florida, 33701 on Friday, May 17, 2013, at 1:00 p.m. local time. In our attached Notice of Annual Meeting of Stockholders, we set forth the matters that stockholders will consider and act upon at the meeting. We will send this Proxy Statement for our 2013 Annual Meeting (this Proxy Statement), our Notice of Annual Meeting of Stockholders, the enclosed proxy, our 2012 Annual Report, and our Notice of Internet Availability of Proxy Materials to our stockholders on or about April 16, 2013. Included in our 2012 Annual Report is our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as filed with the Securities and Exchange Commission (the SEC), which you can find on the SEC’s website at www.sec.gov. Copies of the exhibits filed with our Form 10-K may be obtained by submitting a written request as described in the subsection entitled Communication with the Company by Postal Mail.

Our Board is not aware of any other matters that are likely to be brought before stockholders at the Annual Meeting other than those specified in the notice thereof; however, if any other matters properly come before the stockholders at the Annual Meeting, the persons named in the enclosed proxy or their duly constituted substitutes acting at the Annual Meeting will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters. If the enclosed proxy is properly executed and returned prior to voting at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Except as set forth below, in the absence of instructions, executed proxies will be voted “FOR” the three nominees to serve as Class A Directors of our Board, “FOR” approval of the Company's 2013 Omnibus Incentive Plan, “FOR” the ratification of the appointment by the Audit Committee of our Board of McGladrey LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013, "FOR" the approval, on an advisory basis, of the compensation of our named executive officers, and "3 YEARS" with respect to the advisory vote on the frequency of holding future advisory votes on the compensation of our named executive officers. Please note that, under New York Stock Exchange (NYSE) rules, your broker will NOT be able to vote your shares with respect to the election of directors (Proposal One) and matters relating to executive compensation (Proposals Two, Four and Five), if you have not provided instructions to your broker. We therefore strongly encourage you to submit your proxy and exercise your right to vote as a stockholder.

Communication with the Company by Postal Mail

Unless otherwise noted in the Proxy Statement, requests for documents and/or information, submissions of proposals or nominations, proxy revocations or other official communications should be submitted in writing to the following address:

United Insurance Holdings Corp.
360 Central Avenue
Suite 900
St. Petersburg, Florida 33701
Attention: Corporate Secretary

Outstanding Securities and Voting Rights

Our Board has fixed the record date for the determination of stockholders entitled to notice of, and to vote at, our Annual Meeting as the close of business on March 20, 2013 (the Record Date). As of March 20, 2013, there were 16,198,839 shares of our common stock outstanding and entitled to vote. Each share of our common stock is entitled to one vote on each of the matters listed in our Notice of Annual Meeting and this Proxy Statement.

Voting Information

The presence of the holders of a majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting, present in person or represented by proxy, is necessary to constitute a quorum. Abstentions and “broker non-votes” are counted as present and entitled to vote for the purpose of determining whether a quorum is present. A “broker non-vote” occurs when a broker, bank or other holder of record, holding shares for a beneficial owner, does not vote on a particular proposal because that holder does not have discretionary voting power under the rules of the NYSE for that particular item and has not received instructions from the beneficial owner.  We believe that the ratification of the appointment of McGladrey LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013 (Proposal Three) is a routine matter on which brokers will be permitted to vote your shares even if you have not provided instructions to your broker.

The rules of the NYSE do not consider the election of directors (Proposal One) or matters relating to executive compensation (Proposals Two, Four and Five) to be routine matters and brokers may not vote on behalf of their clients with respect to these proposals if their clients do not provide voting instructions. Please vote your shares on Proposal One, Proposal Two, Proposal Four and Proposal Five. Abstentions and broker non-votes will not affect the outcome of the vote on these Proposals.

Directors will be elected by a plurality of the votes cast by shares entitled to vote at the Annual Meeting.  Therefore, the three Class A Director nominees receiving the most votes will be elected to the Board as Class A Directors to serve two year terms ending on the date of the 2015 annual meeting of stockholders and until their successors are duly elected and qualified.

Approval of our 2013 Omnibus Incentive Plan requires the affirmative vote of a majority of the shares voted on the matter.
Neither our Certificate of Incorporation, our By-Laws nor any applicable law requires stockholder ratification of the appointment of McGladrey LLP as our independent registered public accounting firm. Our Certificate of Incorporation (as amended and restated) provides that our directors may submit any act for approval or ratification at any annual meeting of our stockholders and that the approval or ratification of such act will require the vote of the holders of a majority of our stock represented in person or by proxy and entitled to vote at the meeting (provided that a quorum of stockholders is represented in person or by proxy). Accordingly, the appointment of McGladrey LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013 will be ratified if we receive the affirmative vote of the holders of a majority of our stock represented in person or by proxy and entitled to vote at the Annual Meeting, provided that a quorum is represented. Abstentions will be included in the calculation of the number of shares represented and entitled to vote at the Annual Meeting and will therefore count as votes against the ratification of the appointment of McGladrey LLP.

Approval (on a non-binding, advisory basis) of the compensation of our named executive officers requires the affirmative vote of a majority of the shares which are voted on the matter. Because this vote is advisory, the results of the vote are not binding on our Board or our Compensation and Benefits Committee. However, if there is a significant vote against the compensation of our named executive officers, our Board and our Compensation and Benefits Committee will carefully evaluate whether any actions are necessary to address those concerns.

With respect to the advisory vote on the frequency of future advisory votes on the compensation of our named executive officers, the frequency option (one year, two years, or three years), if any, that receives the affirmative vote of a majority of the shares which are voted on the matter will be considered the frequency option preferred by our stockholders, although such vote will not be binding on us. Our Board of Directors recommends that you vote in favor of holding an advisory vote every three years. Because this vote is also advisory, the results of the vote are not binding on our Board or our Compensation and Benefits Committee. Our Board and our Compensation and Benefits Committee intend to consider the results of this advisory vote in making a determination concerning the frequency of advisory votes on the compensation of our named executive officers.

We have appointed an Inspector of Elections for our Annual Meeting who will tabulate all of the votes at our Annual Meeting. For a period of ten (10) days prior to the Annual Meeting, any stockholder may appear at our office, located at the address listed in the subsection entitled Communication with the Company by Postal Mail, to examine a list of our stockholders entitled to vote at our Annual Meeting.

Attendance

All stockholders as of the close of business on the Record Date, or their duly appointed proxy holders, may attend our Annual Meeting. Registration will begin at 12:30 p.m. and persons attending should allow ample time for check-in procedures. If you attend, please note that you may be asked to present valid photo identification, such as a driver’s license or passport. If you are a stockholder of record, we will verify your name against the list of our stockholders as of the Record Date, prior to admittance to our Annual Meeting. Please also note that if you are a beneficial holder and hold your shares through a broker, bank or other holder of record (i.e., in “street name”), you will need to present a copy of a brokerage statement reflecting your stock ownership as of the Record Date before you can be admitted to our Annual Meeting.

You may attend our Annual Meeting and vote in person, regardless of whether you have previously voted by proxy card or via the Internet. If you are a beneficial owner of our common stock and if you obtain a legal proxy from your broker, bank or other holder of record and present it to the Inspector of Elections along with your ballot, you may vote in person at our Annual Meeting. We encourage you to vote your shares in advance of our Annual Meeting, even if you plan on attending. If you have already voted, you may nevertheless revoke your vote in the manner described below and vote in person at our Annual Meeting.

Directions

To obtain directions to attend our Annual Meeting and vote in person, please contact John Rohloff, Director of Financial Reporting, at 727-895-7737.

Revocation

You may revoke your proxy at any time before the vote at our Annual Meeting by submitting written notice as described in the subsection entitled Communication with the Company by Postal Mail, by delivering a proxy bearing a later date or by attending the meeting and voting in person. If you beneficially own shares of our common stock, you may submit new voting instructions by contacting your broker, bank, or other holder of record. You may also vote in person at our Annual Meeting if you obtain a legal proxy, as described in the subsection entitled Attendance.

Expense and Manner of Solicitation

Our Board is soliciting the proxy accompanying this Proxy Statement. We will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional information we furnish to our stockholders. We may solicit proxies through the mail, or our directors, executive officers, and other employees may solicit proxies in person or by telephone. We will not pay any additional compensation to our directors, executive officers, or other employees for their services with regard to proxy solicitation. We will also request brokers, banks, and other stockholders of record to forward proxy materials, at our expense, to the beneficial owners of our shares.

Delivery of Documents to Stockholders Sharing an Address

Some companies, brokers, banks, and other holders of record may employ procedures, approved by the SEC, known as “householding.” Householding, which reduces costs associated with duplicate printings and mailings, means that we will send only one copy of our Annual Report and Proxy Statement to stockholders who share the same address. Stockholders sharing the same address will continue to receive separate proxy cards.

If you own shares of our common stock and would like to receive additional copies of our Annual Report and Proxy Statement, you may submit a request to us by: i) mailing a request in writing as described in the subsection entitled Communication with the Company by Postal Mail, or ii) calling us at 727-895-7737; we will promptly mail the requested copies to you. If you own shares of our common stock in your own name and you want to receive separate copies of the Annual Report and Proxy Statement in the future, or if you receive multiple copies and want to receive only one copy, contact Continental Stock Transfer & Trust Company at 212-509-4000 or 17 Battery Place, New York, NY 10004. If you beneficially own shares of our common stock and you want to receive separate copies of the Annual Report and Proxy Statement in the future, or if you receive multiple copies and want to receive only one copy, contact your bank, broker, or other holder of record.

Deadline for the Submission of Stockholders’ Proposals for the 2014 Annual Stockholders’ Meeting

All proposals or nominations a stockholder wishes to submit at the meeting should be submitted as described in the subsection entitled Communication with the Company by Postal Mail.

In accordance with SEC regulations, we hereby notify our stockholders that if, pursuant to Rule 14a-8, they wish to include a proposal in our proxy statement and form of proxy relating to our 2014 annual meeting, we must receive a written copy of their proposal no later than December 17, 2013. Proposals must comply with the SEC proxy rules relating to stockholder proposals to be included in our proxy materials.

If we receive any notice of a stockholder proposal submitted outside the processes of Rule 14a-8 after March 2, 2014, we will consider such notice untimely. The proxy solicited by our Board for the 2014 annual meeting will confer discretionary authority on the persons named in such proxy to vote on any stockholder proposal presented at that meeting that was not timely submitted to us.

PROPOSAL ONE – ELECTION OF DIRECTORS

Proposal

Our Board consists of Class A Directors and Class B Directors; each class generally serves a two year term, typically with only one class of directors being elected in each year.

The term of office for our Class B Directors, currently consisting of Alec L. Poitevint, II, Kern M. Davis M.D., and William H. Hood, III, will expire at our 2014 annual meeting of stockholders. The term of office for our Class A Directors, currently consisting of Gregory C. Branch, Kent G. Whittemore, and John L. Forney, will expire at our Annual Meeting. Upon the expiration of the terms of these Class A Directors, there will be three vacancies on our Board. Accordingly, our Board is soliciting votes for the three Class A Director nominees named below and your proxy cannot be voted for more than three Class A Director nominees.

Our Board has nominated for election at the Annual Meeting Gregory C. Branch, Kent G. Whittemore, and John L. Forney as Class A Directors. Each director nominee elected as a Class A Director at our Annual Meeting will serve a two year term until his successor is elected and qualified at our 2015 annual meeting of stockholders.

Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted “FOR” the election of Gregory C. Branch, Kent G. Whittemore, and John L. Forney as Class A Directors. All of these nominees have agreed to serve if elected and have consented to being named in this Proxy Statement. In the event that any nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board may recommend in his place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Therefore, the three Class A Director nominees receiving the most votes will be elected as Class A Directors. Abstentions and broker non-votes will not affect the outcome of the vote on the election of directors.

Recommendation of the Board

Our Board unanimously recommends that you vote FOR the election of Gregory C. Branch, Kent G. Whittemore and John L. Forney as Class A Directors, each to serve a two year term ending on the date of the 2015 annual meeting of stockholders and until his successor is duly elected and qualified.

CORPORATE GOVERNANCE AND BOARD OF DIRECTOR INFORMATION

Governance Principles

The Board oversees and monitors our management in the interest of and for the benefit of our stockholders. We have posted our Corporate Governance Guidelines on our website at www.upcinsurance.com.

The following table provides information regarding each of our current directors:

	Age	Position	Year Current Term Expires	Current Director Class
Gregory C. Branch	65	Chairman of the Board	2013	A
Kern M. Davis, M.D.	58	Director	2014	B
John L. Forney	51	CEO and Director	2013	A
William H. Hood, III	52	Director	2014	B
Alec L. Poitevint, II	65	Director	2014	B
Kent G. Whittemore	65	Director	2013	A

Class B Directors Whose Terms Continue Until the 2014 Annual Meeting

Alec L. Poitevint, II has served as a member of our Board since September 30, 2008. Mr. Poitevint served as a director of UIH from 2001 through the merger on September 30, 2008. Mr. Poitevint has served as the Chairman and President of Southeastern Minerals, Inc. and its affiliated companies (collectively Southeastern Minerals), headquartered in Bainbridge, Georgia, since 1981. Southeastern Minerals manufactures and distributes mineral ingredients. He joined Southeastern Minerals, Inc. in 1970. From 1989 to 2010, Mr. Poitevint served as a director and President of First Port City Bank of Bainbridge, serving as Vice Chairman from 1994 to 2010. Mr. Poitevint served as a director of Agri-Nutrition/Virbac Corporation from 1996 to 2006, and at various times during his tenure he held the positions of Chairman of the Board and Chairman of the Audit Committee. Mr. Poitevint has also served as the Chairman of American Feed Industry Insurance Company since 2002 and is the former Chairman of the American Feed Industry Association and National Feed Ingredients Association. Mr. Poitevint served on the Republican National Committee (RNC) as Committeeman for Georgia from 1989 to 2012 and served as RNC Treasurer from 1997 to 2001.

Our Board selected Mr. Poitevint to serve on our Board based upon his experience in the insurance industry and his diverse management experience.

Kern M. Davis, M.D. has served as a member of our Board since March 14, 2012. Mr. Davis is the son of one of the original founders of UIH and served as a board member of UIH from January 2006 through the merger on September 30, 2008. Mr. Davis earned a Bachelor's degree in Chemistry from the University of Florida in 1976, and a medical degree from the University of South Florida in 1980; he completed his residency at the University of Florida in 1985. In 1985, Mr. Davis joined Pathology Associates, P.A., an anatomic and clinical pathology professional services firm, and has served as its President since 1992. In 1993, Mr. Davis became a medical director for St. Anthony's Hospital Laboratory, and currently holds this position. Mr. Davis received an MBA from the University of South Florida in 1993.

Our Board selected Mr. Davis to serve on our Board based upon his prior experience with UIH, and his educational and professional business experience.

William H. Hood, III has served as a member of our Board since March 14, 2012. Mr. Hood served as a board member of UIH from 2000 through the merger on September 30, 2008. In 1984, Mr. Hood formed Special Data Processing Corporation, a national partnership marketing company, and served as its Chief Executive Officer and Chairman from 1984 to 2006. Mr. Hood sold the company in 1999 to a private equity firm, and he continued to manage the company until he retired in 2006. On January 23, 2001, Mr. Hood formed Hall Estate Management LLC and, as the sole member of the firm, Mr. Hood manages his investments and entrepreneurial interests. In July 2009, the firm changed its name to Hall Capital Holdings LLC.

Our Board selected Mr. Hood to serve on our Board based upon his prior experience with UIH and his entrepreneurial experience in building and forming a national marketing company.

On September 30, 2008, a wholly-owned subsidiary of Fund Management Group (FMG) merged with and into United Insurance Holdings, L.C. (UIH), with UIH remaining as the surviving entity. In connection with the merger, FMG changed its name to United Insurance Holdings Corp. Prior to the merger, FMG was a blank check company with no operations, formed as vehicle for an acquisition of an operating business.

Class A Director Nominees

Gregory C. Branch has served as the Chairman of our Board since September 30, 2008. From its inception in 1999 through the merger on September 30, 2008, Mr. Branch served as the Chairman and Chief Executive Officer of UIH. At the date of the merger, he maintained substantial equity holdings in UIH, which wrote and serviced, through its subsidiaries, property and casualty insurance policies. Mr. Branch has served as the Chairman and owner of Branch Properties, Inc., a manufacturer and distributor of equine feed, since 1986 and has also served as the President of Branch Properties since 1986. From 1994 until 1998, Mr. Branch served as Chairman of Summit Holding Southeast, Inc., an insurance holding company that completed its initial public offering in 1997 and was acquired by Liberty Mutual in 1998. Mr. Branch has served as a director of Prime Holdings, Inc. since 2001 and of Raffles Insurance Company since 2003. Mr. Branch was the founding Chairman of Sunz Insurance Holding, a Florida workers compensation company that was sold in 2008. Mr. Branch was a founding member of, and remains a director of and past Chairman of American Feed Industry Insurance Company RRG. Mr. Branch operated as an underwriting member of Lloyd’s of London from 1986 through 2004. Mr. Branch graduated from the University of Florida with a B.S. in Agriculture Economics and served at the rank of Captain in the U.S. Army.

Our Board selected Mr. Branch to serve on our Board based upon his substantial experience in the insurance industry and his broad entrepreneurial skills obtained by owning his own business.

John L. Forney has served as a member of our Board since June 14, 2012. From 2002 until we appointed him as CEO, Mr. Forney served in a number of different capacities at Raymond James, a financial services holding company. He most recently served as Managing Director in Raymond James' Public Finance Department, leading the firm's investment banking efforts in catastrophe insurance financing. During his tenure, he developed special expertise in the property insurance sector through his work with government-sponsored insurance entities in Florida, California, Louisiana, and Texas, as well as a major national insurance industry consortium. He is a frequent speaker at insurance industry conferences, and has testified on insurance industry issues for legislatures in Florida, Texas, New Jersey, New York, and California. Mr. Forney received a B.A. in Economics from Princeton University and a M.B.A. in Finance from Wharton School at the University of Pennsylvania. He also holds the Chartered Financial Analyst designation.

Our Board selected Mr. Forney to serve on our Board based upon his 21-year background of executive experience, including a balanced mix of public finance investment banking and private sector executive leadership positions with a focus on the insurance market.

Kent G. Whittemore has served as a member of our Board since September 30, 2008. Mr. Whittemore served as a director of UIH from 2001 through the merger on September 30, 2008. Mr. Whittemore has served as the President of, and is a shareholder of, The Whittemore Law Group, P.A., a law firm located in St. Petersburg, Florida that he co-founded in 1987. The primary focus of his practice is in the areas of personal injury, insurance litigation, and business and real estate litigation. Mr. Whittemore served as President of the St. Petersburg Bar Association from 1996 through 1997, and served as President of the Tampa Bay Trial Lawyers Association from 2003 through 2004. Mr. Whittemore currently serves as a director of the Southern Trial Lawyers Association and formerly served as a director of the Academy of Florida Trial Lawyers. He also served on St. Petersburg’s Charter Review Commission. Mr. Whittemore received a B.S. in Business Administration from the University of Florida and a Juris Doctorate from Stetson College of Law.

Our Board selected Mr. Whittemore to serve on our Board based upon his insurance industry experience and his legal expertise.

Director Independence

Our Board determined that five of its current members; Gregory C. Branch, Alec L. Poitevint, II, Kent G. Whittemore, William H. Hood, III, and Kern M. Davis M.D.; qualify as independent directors under NASDAQ Rule 5605(a)(2). Prior to their resignations, Gordon G. Pratt and James R. Zuhlke also qualified as independent directors under NASDAQ Rule 5605(a)(2). Our Board also determined that John L. Forney does not qualify as an independent director under NASDAQ Rule 5605(a)

(2), and that prior to his retirement, Donald J. Cronin, did not qualify as an independent director under NASDAQ Rule 5605(a)(2) and that prior to his resignation, Larry G. Swets, Jr., did not qualify as an independent director under NASDQ Rule 5605(a)(2).

In making its independence determinations, the Board of Directors considered the communication that we received on February 21, 2012, from the Florida Office of Insurance Regulation (OIR) informing us that based on the relationships of three of our (now former) directors and officers (Messrs. Swets, Zuhlke and Baqar), with Kingsway Amigo Insurance Company, the OIR considered our wholly-owned subsidiary, United Property & Casualty Insurance Company (our insurance affiliate), and Kingsway Amigo Insurance Company and all of their subsidiaries and affiliates, to be affiliated entities under Florida law due to their common managerial control. While not noted in the OIR's letter, Mr. Pratt also served as one of our directors and as Chairman of the Board of a Kingsway affiliated entity. Based on the foregoing, the OIR required our insurance affiliate to file certain amended statements with the OIR reflecting our insurance affiliate's affiliation with Kingsway Amigo Insurance Company and its subsidiaries and prohibited any transfer of assets of our insurance affiliate to Kingsway Amigo Insurance Company or any of its affiliated entities without prior OIR approval. See the section below entitled Certain Relationships and Related Transactions for information regarding the termination of our relationship with Kingsway Amigo Insurance Company and its affiliates.

As described in additional detail below, our Board has a Nominating and Corporate Governance Committee, a Compensation and Benefits Committee, and an Audit Committee. Our Nominating and Corporate Governance Committee currently consists of Messrs. Branch, Whittemore, Davis, and Hood; our Compensation and Benefits Committee currently consists of Messrs. Branch, Poitevint, Hood and Whittemore; and our Audit Committee currently consists of Messrs. Poitevint, Whittemore and Davis. All of the members of all of these committees qualify as independent directors under NASDAQ Rule 5605(a)(2). In addition, all of the members of the Audit Committee qualify as independent directors under the independence standards for audit committee members set forth in NASDAQ Rule 5605(c)(2).

Meetings and Meeting Attendance

Our Board held fifteen meetings and acted by unanimous written consent in lieu of a meeting five times during 2012. All of our directors attended at least 75% of all meetings of the Board and Board committees on which they served during 2012. Four of our directors attended our 2012 annual meeting of stockholders. We do not have a formal policy with respect to director attendance at annual meetings; however, we encourage all of our directors to attend.

Board Committees

Our Board has three formal committees: a Nominating and Corporate Governance Committee, a Compensation and Benefits Committee, and an Audit Committee.

The following table provides the current membership for each of our Board committees:

	Nominating and Governance	Compensation and Benefits	Audit
Gregory C. Branch	X	X
Kern M. Davis, M.D.	X		X
John L. Forney
William H. Hood, III	X	X
Alec L. Poitevint, II		X	Chair
Kent G. Whittemore	Chair	Chair	X

In the following subsections, we describe each committee of our Board. Each Board committee has the authority to engage legal counsel, other advisors or consultants as the committee deems appropriate to carry out its responsibilities.

Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee (our Nominating Committee) assists our Board by:

•	identifying qualified individuals to become directors,

•	recommending qualified director nominees for election at the stockholders’ annual meeting,

•	determining membership on Board committees,

•	recommending a set of corporate governance guidelines,

•	overseeing annual self-evaluations by our Board and annual self-evaluations of itself, and

•	reporting annually to our Board regarding the Chief Executive Officer succession plan.

Our Nominating Committee operates under a formal written charter that governs its duties and standards of performance. The committee reviews its charter annually for appropriate revisions. Interested parties can obtain copies of the charter free of charge on our web site at www.upcinsurance.com, or by contacting our Secretary at the address listed in the subsection entitled Communication with the Company by Postal Mail.

Our Board selects the director nominees to stand for election at our annual stockholder meetings and to fill vacancies occurring on our Board based on the recommendations of the Nominating Committee. Our Nominating Committee has not adopted minimum qualifications for director nominees. Our Nominating Committee selects nominees for director on the basis of experience, integrity, skills, diversity, the ability to make independent analytical inquiries, an understanding of our business environment and the willingness to devote adequate time to Board duties, all within the context of an assessment of the perceived needs of the Board at a given point in time. While our Nominating Committee considers diversity as one of several criteria for eligibility, we have not adopted a formal diversity policy. In addition to the individual attributes of our directors discussed above, we highly value the collective business experience and qualifications of the directors. We believe that the collective experiences, viewpoints and perspectives of our directors result in a Board with the commitment and energy to advance the interests of our stockholders.

Our Nominating Committee may consider current members of our Board for re-election unless they have notified our Board that they do not wish to stand for re-election. Our Nominating Committee may also consider candidates for our Board recommended by current members of our Board or members of management. In addition, our Nominating Committee will consider director candidates recommended by our stockholders in the same manner as it would consider any other recommended nominees. Any stockholder wishing to recommend a nominee for director should notify our Secretary in writing and include, at a minimum, (i) the name and address, as they appear in our books, of the stockholder giving the notice, (ii) the class and number of our common stock shares that the stockholder beneficially owns, (iii) a statement that the candidate is willing to be nominated and to serve as a director if elected, and (iv) any other information regarding the candidate that the SEC would require us to include in a proxy statement. If our Nominating Committee determines that a stockholder-recommended candidate is suitable for Board membership, it will include the candidate in the pool of candidates under consideration for nomination upon the occurrence of the next Board vacancy or in connection with the next annual meeting of our stockholders.

Pursuant to the above procedures, once our Nominating Committee identifies prospective nominees, it will solicit background information on the candidates, then investigate, interview and evaluate the candidates. The committee will then report to the Board.

Our Nominating Committee recommended the three incumbent director nominees for our Annual Meeting to our Board, who approved their recommendation.

Our Nominating Committee met three times during 2012, with all members attending the meetings.

Compensation and Benefits Committee. Our Compensation and Benefits Committee assists our Board with its responsibilities relating to the compensation of our directors and officers, and it has overall responsibility for recommending the director and officer compensation plans, policies and long-term compensation programs for final approval by our Board. The committee takes into account our goals and objectives as approved by the Board when making recommendations for the Chief Executive Officer's and the Chief Financial Officer's compensation. Based on our Chief Executive Officer’s recommendations, the committee will recommend any employment arrangements and bonus plans for officers other than our Chief Executive Officer. For information regarding the committee's processes and procedures for determining director compensation, please see the subsection entitled Director Compensation in the section entitled Director and Executive Compensation. The committee may not delegate any of its authority to any other persons. The committee may engage compensation consultants; however, the committee did not engage compensation consultants with respect to executive or director compensation for 2012.

Our Compensation and Benefits Committee operates under a formal written charter adopted by our Board that governs its duties and conduct. The committee reviews its charter annually for appropriate revisions. Interested parties can obtain copies of the charter free of charge on our web site at www.upcinsurance.com, or by contacting our Secretary at the address listed in the subsection entitled Communication with the Company by Postal Mail.

Our Compensation and Benefits Committee met four times during 2012, with all members attending the meetings.

Audit Committee. We established an Audit Committee in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Until James R. Zuhlke's resignation on April 4, 2012, our Audit Committee consisted of Mr. Zuhlke, Alec L. Poitevint, II and Kent G. Whittemore. After Mr. Zuhlke resigned, Messrs. Poitevint and Whittemore remained as the current members of the committee, and they were joined by Kern M. Davis, M.D. Our Board determined that Mr. Poitevint is currently our audit committee financial expert as defined in Item 407(d)(5) of Regulation S-K, succeeding Mr. Zuhlke who qualified as an audit committee financial expert under Item 407(d)(5) of Regulation S-K prior to his resignation. All members of our Audit Committee are “independent” under both the general independence standards and the audit committee independence standards set forth in the NASDAQ Marketplace Rules.

Our Audit Committee operates under a formal written charter adopted by our Board that governs its duties and conduct. The committee reviews its charter annually for appropriate revisions. Interested parties can obtain copies of the charter free of charge on our web site at www.upcinsurance.com, or by contacting our Secretary at the address listed in the subsection entitled Communication with the Company by Postal Mail.

Our Audit Committee assists our Board in its oversight of the quality and integrity of our accounting, auditing, and reporting practices. Our Audit Committee’s role includes monitoring:

•	the integrity of our financial statements,

•	our compliance with legal and regulatory requirements,

•	the independent auditor’s qualifications and independence,

•	the performance of our independent auditors,

•	our business practices and ethical standards, and

•	our risk assessment and risk management policies.

Our Audit Committee met eight times during 2012, with all members attending the meetings.

Audit Committee Report
As part of its oversight responsibility, the Audit Committee reviewed and discussed the audited financial statements, the adequacy of financial controls and the effectiveness of UPC Insurance's internal control over financial reporting with management and McGladrey. The Audit Committee also has discussed with McGladrey the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has received the written disclosures and the letter from McGladrey required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence. The Audit Committee also has discussed with McGladrey that firm’s independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board, and the Board approved, the inclusion of the audited financial statements in UPC Insurance's Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the SEC.

Alec L. Poitevint, II, Chairman
Kent G. Whittemore
Kern M. Davis, M.D.

Board Leadership Structure and Board’s Role in Risk Oversight

Our Board has a non-executive Chairman, a position which remains independent of management. The Chairman sets the agendas for and presides over the Board meetings. The Chief Executive Officer is a member of the Board and participates in meetings. The Board believes that this leadership structure is appropriate for our company at this time because it allows for independent oversight of management, increases management accountability and encourages an objective evaluation of management’s performance.

The Board regularly devotes time during its meetings to review and discuss the most significant risks facing our company and management’s process for identifying, prioritizing and responding to those risks. During these discussions, our Chief Executive Officer, our Chief Financial Officer and our Executive Vice President present management’s process for the assessment of risks, a description of the most significant risks facing our company and any mitigating factors, plans or policies in place to address those risks. The Board also delegates certain of its risk oversight responsibilities to its committees.

The Audit Committee bears responsibility for oversight of our policies with respect to risk assessment and risk management and must discuss major financial risk exposures facing us and the steps we have taken to monitor and control such exposures. The Audit Committee also oversees our compliance with legal and regulatory requirements, areas which generate many of the most significant risks we face.

Communication with Directors

Stockholders may contact an individual director, our Board as a group, or a specified Board committee by sending correspondence addressed to our Secretary to the address listed in the subsection entitled Communication with the Company by Postal Mail or by sending an e-mail to our investor relations e-mail address at InvestorRelations@upcinsurance.com. Each communication should specify the applicable addressee or addressees to which the communication is directed, as well as the general topic of the communication. We will initially receive and process communications before forwarding them to the addressee. We also may refer communications to other departments as applicable. We generally will not forward to our directors a communication that is primarily commercial in nature, relates to an improper or irrelevant topic, or is a request for general information regarding us.

Executive Officers

The following individuals serve as our executive officers:

	Age	Position
John L. Forney	51	Chief Executive Officer
B. Bradford Martz	41	Chief Financial Officer
Melvin A. Russell, Jr.	57	Executive Vice President and Secretary
Jay K. Williams	55	Vice President, Marketing
John F. Langowski, III	45	Vice President, Claims

John L. Forney has served as our Chief Executive Officer and director since June 14, 2012. Prior to being named CEO of UPC Insurance in June of 2012, Mr. Forney served in a number of different capacities at Raymond James. He most recently served as Managing Director in Raymond James' Public Finance Department, leading the firm's investment banking efforts in catastrophe insurance financing. During his tenure, he developed special expertise in the property insurance sector through his work with government-sponsored insurance entities in Florida, California, Louisiana, and Texas, as well as a major national insurance industry consortium. Mr. Forney has over 21 years of executive experience, including a balanced mix of public finance investment banking and private sector executive leadership positions with a focus on the insurance market.

B. Bradford Martz has served as Chief Financial Officer since October 1, 2012.  Prior to joining UPC Insurance, Mr. Martz served as Chief Financial Officer where he lead the firm's finance department and served as a board member of Bankers Financial Corporation, a Florida-based diversified holding company system with operations in the property and casualty insurance, life/annuity insurance, warranty, insurance agency, insurance business process outsourcing and real estate markets, where he began working in 2001. Mr. Martz obtained a B.S. in Finance from the University of Colorado at Boulder and a M.B.A. from Northeastern University. Mr. Martz is a Certified Public Accountant actively licensed in Florida and also holds the Global Certified Management Accountant designation from the American Institute of Certified Public Accountants.

Melvin A. Russell, Jr. has served as our Executive Vice President, Chief Underwriting Officer and Secretary since March 14, 2012. Prior to his promotion, Mr. Russell served as our Chief Underwriting Officer, Senior Vice President and Secretary since the merger on September 30, 2008. Mr. Russell joined UIH at its inception in 1999. Prior to the merger, Mr. Russell served as the Senior Vice President and Secretary of UIH. He has over 35 years of experience in the property and casualty business, with more than 23 years in the Florida insurance market. He spent much of his time in the industry in management; prior to that, he gained valuable experience doing production underwriting of large, complex commercial accounts in both Florida and New England for two large, multi-line national carriers. Mr. Russell has a B.A. in English from Gordon College in Wenham, Massachusetts.

Jay K. Williams has served as Vice President of Marketing since July 16, 2012.  From August 2009 through January of 2012, Mr. Williams served as President of Bankers Underwriters, Inc., a division of Bankers Financial Corporation, a Florida-based company, operating a diverse array of enterprises, ranging from insurance to property development, where he was responsible for all phases of financial management, personnel management, and strategic planning for Bankers Underwriters, Inc. and several of its affiliated companies. After Bankers and prior to joining UPC Insurance, Mr. Williams was an independent consultant, education specialist, and expert witness. Mr. William has also served as Managing Director for FAIA Members Services, Inc. from May 2001 until he began at Bankers. He also serves on the faculty of IIABA's Virtual University “Ask An Expert” program and as an insurance expert for consumers on AllExperts.com as well as serving on the national faculty of the National Alliance for Insurance Education and Research.

John F. Langowski, III has served as Vice President of Claims since November 1, 2012. From 2010 until he began at UPC Insurance, he served as Vice President and Chief Claims Officer of Cypress Insurance Group; a Jacksonville, Florida based homeowners and business insurer, where he was responsible for all areas of property and casualty claims, personnel management, coordination with product management and underwriting for product development and improvement. From 2007 until he joined Cypress, Mr. Langowski was the Regional Director of Claims for Farmers Insurance Group; a national insurance group covering vehicles, homes and small businesses. While in this position, Mr. Langowski created and developed regional claims operations for Farmers that employed more than 50 claims professionals and supervisors in multiple locations. He also served in a number of different roles at Nationwide Insurance Company from September 1997 until his time at Farmers and started his career in the northeast part of the country with the Erie Insurance Group in August 1990. Mr. Langowski holds a B.S. in Business Administration, as well as Associate In Claims (AIC) and Associate In Management (AIM) designations.

DIRECTOR AND EXECUTIVE COMPENSATION

Director Compensation

The following table displays the compensation received by each of our directors during the year ended December 31, 2012. During 2012, our directors did not receive any stock awards, option awards, non-equity incentive plan compensation, nonqualified deferred compensation earnings, or any other form of compensation other than the cash compensation shown in the table below.

Fees Earned or Paid in Cash/Total Compensation
Gregory C. Branch (1)	$115,000
Alec L. Poitevint, II (2)	85,000
Kent G. Whittemore	75,000
Kern M. Davis, M.D. (3)	56,250
William H. Hood, III (3)	56,250
Larry G. Swets, Jr. (4)	78,750
James R. Zuhlke (5)	47,500
Gordon C. Pratt (6)	18,750

(1)	Mr. Branch received $75,000 for his services as director and $40,000 for serving as the Chairman of the Board.

(2)	Mr. Poitevint received $75,000 for his services as director and $10,000 for serving as the Chairman of the Audit Committee.

(3)	Messrs. Davis & Hood each received $56,250 for services as director from the date of their appointment on March 14, 2012.

(4)	Mr. Swets, who resigned on March 30, 2012, received $18,750 for his services as director and $60,000 for serving as Chairman of our Strategic Growth & Development Committee.

(5)	Mr. Zuhlke, who resigned on April 4, 2012, received $37,500 for his services as director and $10,000 for serving as Chairman of our Audit Committee.

(6)	Mr. Pratt, who resigned on March 28, 2012, received $18,750 for his services as director.

On March 25, 2009, our Compensation and Benefits Committee approved and recommended to our Board, and our Board approved, an increase in the director fees to $18,750 per quarter, effective October 1, 2008, with no additional amounts to be paid for Board and committee meeting attendance. In addition, our Compensation and Benefits Committee approved and recommended to our Board, and our Board approved, the payment of a quarterly fee of $5,000 to our Audit Committee Chairman and a quarterly fee of $10,000 to the Chairman of the Board effective October 1, 2008.

We included Mr. Forney's compensation in the Summary Compensation Table below since Mr. Forney is our Chief Executive Officer. Mr. Forney does not receive any fees for his services as director.

Executive Compensation

Summary Compensation Table. The following Summary Compensation Table displays the compensation received by each of our named executive officers during the years ended December 31, 2012, and 2011:

	Year	Salary	Bonus (1)	Stock Award (2)	All Other (3)	Total
John L. Forney	2012	$246,745	$150,000	$456,698	$—	$853,443
Chief Executive Officer	2011	—	—	—	—	—
Donald J. Cronin	2012	301,842	—	—	14,208	316,050
Former President and Chief Executive Officer (4)	2011	315,251	113,500	—	16,500	445,251
B. Bradford Martz	2012	56,250	20,000	22,500	—	98,750
Chief Financial Officer	2011	—	—	—	—	—
John F. Rohloff	2012	103,705	40,000	—	—	143,705
Former Interim Chief Financial Officer (5)
Hassan R. Baqar	2012	—	—	—	—	—
Former Interim Chief Financial Officer (6)	2011	—	—	—	—	—
Melvin A. Russell, Jr.	2012	256,015	60,000	—	6,021	322,036
Executive Vice President and Secretary (7)	2011	191,870	50,000	—	16,500	258,370

1.
Our Compensation and Benefits Committee recommended to our Board that bonuses be awarded to Mr. Cronin and Mr. Russell for services performed during 2011. On January 25, 2012, the Board unanimously voted to adopt the recommendations for management compensation made by the Compensation and Benefits Committee. The bonuses awarded to Mr. Cronin and Mr. Russell were paid in February 2012. Similarly, the bonuses awarded to Mr. Forney, Mr. Martz, Mr. Rohloff and Mr. Russell for services performed during 2012 were paid in March 2013. In addition, Mr. Rohloff received $20,000 for his services while acting as Interim CFO.

2.
Represents aggregate grant date fair value of the restricted stock awarded to Mr. Forney. In accordance with Mr. Forney's Employment Agreement, our Board awarded him 86,990 shares of common stock. In connection with the employment agreement for Mr. Martz, we have established a liability related to the restricted stock grant obligation. The award, which carries a minimum liability of 10% of his annual salary, or $22,500.

3.	Represents company match under our 401(k) plan.

4.	Mr. Cronin, our former President and Chief Executive Officer, retired on May 1, 2012.

5.	Mr. Rohloff served as our Interim Chief Financial Officer from April 2, 2012 through September 30, 2012.

6.
Mr. Hassan Baqar, our former Interim Chief Financial Officer who resigned effective April 2, 2012, did not receive any cash compensation from us, as his services were provided to us through a Management Services Agreement with 1347 Advisors LLC, as described below in Certain Relationships and Related Party Transactions. The Company paid 1347 Advisors a monthly consulting fee of $60,000 plus any reasonable expenses for providing us with the services of an interim Chief Financial Officer, in addition to actuarial and other services. In exchange for the foregoing services, we paid 1347 Advisors $240,000 and $180,000 for the years ended December 31, 2011 and 2012 respectively.

7.	Mr. Russell served as our Principal Executive Officer from May 1, 2012, through the start of Mr. Forney's employment on June 14, 2012.

Stock Awards. Amounts included in the Stock Award column in the Summary Compensation Table above for 2012 represent the value of the restricted stock awarded by our Board to John L. Forney for services over each of the next five years. The value of the stock award was computed in accordance with Financial Accounting Standards Board Codification Topic 718, Compensation - Stock Compensation. See Note 17 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2012, for a discussion of the relevant assumptions used in calculating the value of the award.

401(k) Profit Sharing Plan. We adopted a tax-qualified profit-sharing 401(k) plan that generally covers all of our employees who have completed 90 days of service. Pursuant to our 401(k) plan, participants may elect to make pre-tax contributions up to the statutorily-prescribed annual limits. Our 401(k) plan also provides for employer matching contributions equal to 100% of the first 5% of compensation deferred into the plan. Contributions made by employees and company matching contributions to our 401(k) plan, as well as the income earned on plan contributions, are not taxable to our employees until withdrawn from the 401(k) plan, and we can deduct our contributions, if any, in the fiscal year in which we make the contributions.

Employment Agreement with John Forney. On June 8, 2012, we entered into an employment agreement with John Forney (Employment Agreement), pursuant to which we appointed him to serve as our Chief Executive Officer and as a Director on our Board beginning on and effective as of June 14, 2012. Under the terms of the Employment Agreement, Mr. Forney will serve an initial term of five years. At the conclusion of that initial five year term, Mr. Forney's employment term will automatically be extended for consecutive one (1) year periods (Employment Term) unless either party provides at least ninety (90) days' written notice prior to the expiration of the Employment Term. During the Employment Term, Mr. Forney will receive a minimum annual base salary of $450,000 (which was prorated in 2012 to reflect the time worked by Mr. Forney during 2012). In addition, Mr. Forney is eligible to receive annual cash bonuses at the discretion of the Board. For calendar year 2012, we guaranteed Mr. Forney a cash bonus of no less than $150,000. Finally, in addition to cash-based compensation, we granted Mr. Forney the restricted stock award described below.
If Mr. Forney's employment is terminated for cause (as defined in the Employment Agreement), Mr. Forney will be entitled to receive: (a) any unpaid base salary accrued through the effective date of termination; (b) any benefits owed to Mr. Forney under any benefit plans (in accordance with the terms of such plans); and (c) any annual incentive bonuses earned but not yet paid for any completed full fiscal year immediately preceding the termination date. Any such payments must be made on or before March 15th of the year following Mr. Forney's termination for cause.
If Mr. Forney's employment is terminated due to death or disability, Mr. Forney (or his estate or legal representatives (as applicable)) will be entitled to receive: (a) payment for all accrued but unpaid base salary as of the date of termination of employment; (b) reimbursement for expenses incurred; (c) any earned benefits to which Mr. Forney may be entitled as of the date of termination pursuant to the terms of any compensation or benefit plans to the extent permitted by such plans (with the payments described in subsections (a) through (c) collectively referred to as the “Accrued Payments”); (d) any annual incentive bonuses earned but not yet paid for any completed full fiscal year immediately preceding the termination date; and (e) if termination occurs prior to the end of any fiscal year, a pro rata annual incentive bonus for the fiscal year in which termination occurs (determined and paid based on actual performance achieved for that fiscal year against the performance goals for that fiscal year). In addition, in the case of death, we will continue to provide all benefits applicable to Mr. Forney's family for six (6) months. Any such payments shall be made on or before March 15th of the year following Mr. Forney's death or disability.
If Mr. Forney's employment is terminated without cause or for good reason (as defined in the Employment Agreement), Mr. Forney will be entitled to receive: (a) payment of the Accrued Payments in full within the next normal payroll period following termination; (b) a separation allowance, payable in equal installments in accordance with normal payroll practices, prorated over a 12 month period beginning immediately following the date of termination as follows: (i) if the separation occurs within the initial five year term of employment, an allowance equal to Mr. Forney's annual base salary for the entire year of separation; or (ii) if the separation occurs beyond the initial five year term of employment and occurs without the minimum ninety (90) days' written notice prior to the expiration of the Employment Term, an allowance equal to Mr. Forney's remaining annual base salary for the year of separation; (c) any annual incentive bonuses earned but not yet paid for any completed full fiscal year immediately preceding the termination date, to be paid in full within the next normal payroll period following termination; and (d) if termination occurs prior to the end of any fiscal year, the annual incentive bonus for the fiscal year in which termination occurs to which Mr. Forney would have been entitled if employed at the conclusion of the fiscal year (determined and paid based on actual performance achieved for such fiscal year against the performance goals for that fiscal year), to be paid in full within ninety days following completion of the fiscal year. Mr. Forney's remaining equity stock award for the year of separation (twenty percent of initial equity stock award grant) will automatically and immediately vest in full. In addition, we will arrange for Mr. Forney to continue to participate (through COBRA or otherwise), on substantially the same terms and conditions as in effect for Mr. Forney (including any required contribution) immediately prior to such termination, in the medical, dental, disability and life insurance programs provided to Mr. Forney as follows: (i) if the separation occurs within the initial five year term of employment, until the earlier of (A) the end of the 24 month period beginning on the effective date of the termination of employment, or (B) such time as Mr. Forney is eligible to be covered by comparable benefit(s) of a subsequent employer (determined on a benefit-by-benefit and coverage-by-coverage basis); or (ii) if the separation occurs beyond the initial five year term of employment and occurs without the minimum ninety (90) days' written notice prior to the expiration of the Employment Term, until the earlier of (Y) the end of the current Employment Term year in which the separation occurs; or (Z) such time as Mr. Forney is eligible to be covered by comparable benefit(s) of a subsequent employer (determined on a benefit-by-benefit and coverage-by-coverage basis).
Upon termination by us or Mr. Forney with at least ninety (90) days' written notice prior to the expiration of the Employment Term (i.e., in connection with a decision not to extend the Employment Term), Mr. Forney will be entitled to receive: (a) any unpaid base salary accrued through the completion of the Employment Term; (b) any benefits owed to Mr. Forney under any benefit plan provided to Mr. Forney (in accordance with the terms of such plan); and (c) any annual incentive bonuses earned but not yet paid for any completed full fiscal year immediately preceding the termination date.

In the event Mr. Forney terminates his employment without good reason during the employment term, he shall provide 90 days' prior written notice of such termination and shall forego any further compensation, including further vesting of any equity stock award not vested as of the date of termination. However, Mr. Forney will still be entitled to receive all Accrued Payments.

Outstanding Equity Awards at Fiscal Year-End. As of December 31, 2012, there were 86,990 shares of restricted stock that had not vested, relating to the stock award granted to Mr. Forney in connection with his continued employment with UPC Insurance.

On June 14, 2012, John Forney began serving as our Chief Executive Officer. We awarded him 86,990 shares of restricted common stock in connection with his employment with our company. The restricted shares will vest in twenty percent increments on June 14, 2013 and the first four anniversaries of June 14, 2013, provided that Mr. Forney is continuously employed by our company from June 14, 2012 through the applicable vesting dates. However, if Mr. Forney's employment with our company terminates due to either (a) our termination of Mr. Forney's employment without cause (as defined in the Employment Agreement), or (b) Mr. Forney's termination of his employment for good reason (as defined in the Employment Agreement), so long as (in either case) proper notice of such termination is timely provided in accordance with the Employment Agreement, the restricted shares that would vest on the vesting date that occurs during the year in which the termination occurs shall, if not already vested, automatically and immediately vest as of the later of (i) the date of the termination of Mr. Forney's employment with our company or (ii) the date on which a release of claims against our company (as described in Section 4.10 of the Employment Agreement) becomes effective. If Mr. Forney's employment with our company terminates for any other reason before the date that restricted shares have vested, the shares that have not yet vested as of the date of such termination will immediately be forfeited as of the date of such termination.

	Number of shares of stock that have not vested (1)	Market value of shares of stock that have not yet vested
John L. Forney	86,990	$456,698
(1) As noted above, Mr. Forney's shares vest ratably over each of the next five years on his anniversary date of June 14.

In connection with the employment agreement for our CFO, Brad Martz, we have established a liability related to the restricted stock grant obligation. The award, which carries a minimum liability of 10% of his annual salary, or $22,500, will vest on the one year anniversary of his employment date. As the stock has not been issued, it is not included in the table above, but the minimum liability is recorded as compensation.

No other named executive received any stock awards, option awards, non-equity incentive plan compensation or any nonqualified deferred compensation earnings during 2012 or 2011.

STOCK OWNERSHIP

Stock Ownership of Our Directors, Executive Officers and Certain Beneficial Owners

The following table displays information, as of April 16, 2013, regarding the number and approximate percentage of shares of our common stock beneficially owned by (i) each of our directors, director nominees, and named executive officers, (ii) all of our directors and executive officers as a group, and (iii) each person known to us to beneficially own more than 5% of our outstanding shares of common stock:

	Amount and Nature of Beneficial Ownership	Percentage of Common Stock
Gregory C. Branch, Chairman (1)	2,055,177	12.7%
Alec L. Poitevint, II, Director (2)	675,596	4.2%
William H. Hood, III Director (3)	504,033	2.5%
Kent G. Whittemore, Director (4)	260,245	1.6%
Kern M. Davis M.D., Director (5)	240,395	1.5%
John L. Forney, Director & CEO (6)	122,896	0.8%
Melvin A. Russell, Jr., Executive Vice President (7)	49,018	0.3%
B. Bradford Martz, CFO (8)	15,000	0.1%
Jay Williams, V.P. Marketing (9)	10,000	0.1%
Directors and Officers as a Group (11 persons) (10)	3,932,360	24.3%
Unless otherwise noted, individuals or groups identified in the table above may be contacted c/o United Insurance Holdings Corp. as described in the subsection entitled Communication with the Company by Postal Mail.
We calculated the approximate percentage of common stock based upon 16,198,839 shares of our common stock outstanding on April 16, 2013.

1.
Includes 1,529,197 shares directly owned by Mr. Branch; 118,588 shares owned by Branch Journey, LLC, and 101,848 shares owned by each of the following four trusts: OC Branch Trust F/B/O Tracy L Drake, OC Branch Trust F/B/O Jennifer L. Branch, OC Branch Trust F/B/O Christina M. Branch and OC Branch Trust F/B/O Overby C. Branch, III. Mr. Branch has voting power over the shares owned by O.C. Branch Trust and by Branch Journey, LLC.

2.	Represents 351,299 shares directly owned by Mineral Associates, Inc. and 324,297 shares owned by SEM Minerals, LP. Mr. Poitevint has voting and investment power over these securities.

3.	Represents 504,033 shares owned by William H. Hood, III Revocable Trust, of which Mr. Hood is the trustee with voting and dispositive control.

4.	Includes 240,627 shares directly owned directly by Mr. Whittemore and 19,618 shares in his spouse's, Kathryn Whittemore, IRA.

5.	Represents 240,395 shares directly owned by Dr. Davis.

6.	Represents 122,896 shares directly owned by Mr. Forney.

7.	Represents 49,018 shares directly owned by Mr. Russell.

8.	Represents 15,000 shares directly owned by Mr. Martz.

9.	Represents 10,000 shares directly owned by Mr. Williams.

10.
We included our V.P. Claims, John Langowski and former interim Chief Financial Officer, John Rohloff, in the number of persons in this group although neither Messrs. Langowski nor Rohloff own any shares of our common stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, our officers and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in beneficial ownership of such equity securities. SEC regulations require directors, officers and beneficial owners of more than 10% of our outstanding equity securities to furnish us with all Section 16(a) forms they file.

Based solely on our review of the Section 16(a) forms furnished to us with respect to the year ended December 31, 2012, and the written representations we received from certain reporting persons indicating that no circumstances occurred during the noted period that would require them to file Form 5, we believe that, during the year ended December 31, 2012, all Section 16(a) reports required to be filed by our directors, officers and greater than 10% beneficial owners were timely filed except for the following form, which was filed late: a Form 3 filing reporting one transaction by John L. Forney.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following summarizes the transactions and series of related transactions, since January 1, 2011, in which we participated, in which the subject amount exceeded the lesser of $120,000 or one percent of the average of our total assets at year end for the two most recently completed fiscal years, and in which any of our executive officers, directors, beneficial holders of more than 5% of our common stock or the immediate family members of such officers, directors, and beneficial holders had or will have a direct or material indirect interest, other than compensation we paid to our officers and directors for services performed as such.

In 2003, we entered into an investment-management agreement, in effect until terminated by either party, with Synovus Trust. During 2012 and 2011, our subsidiaries incurred combined fees under the agreement of approximately $85,000 and $101,000, respectively. Synovus Financial Corporation (Synovus) owns Synovus Trust, which provides discretionary investment management services for the investment accounts of our subsidiaries. On September 28, 2011, Synovus, which owned 14.9% of our outstanding common stock, sold all shares of our common stock that it owned.

Effective March 30, 2011, United Property & Casualty Insurance Company (our insurance affiliate) purchased $2,250,000 of promissory notes offered by Hamilton Risk Management Co., a Florida corporation engaged in the business of providing automobile insurance in Florida through its wholly-owned subsidiaries.  The interest rate on the HRM notes was two percent per annum.  All outstanding principal of and interest on the HRM notes was to be due on March 30, 2014.  In consideration for its purchase of the HRM notes, our insurance affiliate received a Class A limited partnership interest in Acadia Acquisition Partners, L.P., the parent company of Hamilton Risk Management.  One of our former directors, James Zuhlke, acts as Executive Chairman of Hamilton Risk Management on an interim basis, and another of our former directors, Larry Swets, serves as one of two managers of the limited liability company that serves as general partner of Acadia Acquisition Partners.  We bifurcated the cash consideration of $2,250,000 by allocating $1,948,000 to the note receivable based on its fair value (using a discounted cash flow model) and allocating the residual amount of $302,000 to our limited partnership interest. We reduced the carrying amount of the limited partnership interest to zero by recording a charge to other expenses because our share of Acadia's losses for the second quarter of 2011 exceeded the carrying amount of the partnership interest.

During the second quarter ended June 30, 2012, it came to our attention that Hamilton Risk Management breached a covenant contained in the Note Purchase Agreement, by reason of Kingsway Amigo Insurance Company's Surplus falling below $13,000,000. On July 17, 2012, we notified HRM of the breach and requested that HRM remedy the breach. On July 20, 2012, our Board unanimously agreed to enter into negotiations with HRM to settle the outstanding note receivable and to terminate our partnership interest in Acadia Acquisition Partners, L.P. We settled the total outstanding note receivable and the partnership interest at an amount equal to $1,750,000 and received the funds from HRM on August 13, 2012. We recorded a $316,000 impairment on the note receivable in June to reflect the difference between the carrying amount and the proposed settlement amount, which was recorded in other expenses on the income statement.

Effective August 29, 2011, we entered into a Management Services Agreement (MSA) with 1347 Advisors, LLC, a wholly-owned subsidiary of Kingsway Financial Services, Inc., a property and casualty insurance company. One of our former directors, Mr. Swets, serves as the President and Chief Executive Officer of Kingsway, as well as a Managing Director of 1347 Advisors. The MSA, which was effective for a six-month period with automatic three-month extensions unless otherwise terminated, stipulated that 1347 Advisors was to provide us with the services of an interim CFO, in addition to actuarial and other services. Hassan Baqar served as our interim CFO under the MSA until April 2, 2012, when he submitted his resignation effective concurrently with the termination of the MSA described below. Mr. Baqar serves as a Managing Director of 1347 Advisors and a Vice President of Kingsway America, Inc., a wholly-owned subsidiary of Kingsway Financial Services, Inc. In exchange for the services, we paid 1347 Advisors a monthly consulting fee of $60,000 plus any reasonable expenses. For the twelve months ended December 31, 2012 and 2011, we incurred fees of $180,000 and $240,000, respectively, under the MSA.

In response to a letter our insurance affiliate received from Florida's insurance regulatory authority more fully described in our Current Report on Form 8-K filed with the SEC on April 5, 2012, United Insurance Management (UIM) notified 1347 Advisors on March 30, 2012, of its desire to terminate the MSA. Effective April 2, 2012, UIM and 1347 Advisors entered into a Termination Agreement and Release (Termination Agreement) pursuant to which the parties agreed to a mutual termination of the MSA effective immediately.  As a result of the foregoing, UIM will no longer be obligated to pay 1347 Advisors the management services fee described above.  The Termination Agreement provides that 1347 shall cooperate with us to effect the transition of certain actuarial services to us or another company.

Regarding the transactions described above, we believe that, unless otherwise noted, we obtained terms, or paid or received consideration comparable to the terms available in, or the consideration that would be paid or received in, arm's-length transactions. We follow a formal policy for reviewing related party transactions.

PROPOSAL TWO – APPROVAL OF THE COMPANY'S 2013 OMNIBUS INCENTIVE PLAN

The Board has adopted the United Insurance Holdings Corp. 2013 Omnibus Incentive Plan (the Plan), subject to approval by our stockholders at the Annual Meeting. If approved by stockholders, the Plan will allow for the granting of equity and cash incentive awards to eligible individuals, including the issuance of up to 1,000,000 shares of our common stock under the Plan. Awards under the Plan are intended to support the creation of long-term value and business returns for our stockholders. We believe that the Plan strikes an appropriate balance between rewarding performance and limiting stockholder dilution, while providing us with the flexibility to meet changing compensation needs.

Authorized Shares, Stock Price and Dilution

Our second amended and restated certificate of incorporation authorizes the issuance of 50,000,000 shares of common stock and 1,000,000 shares of preferred stock. There were 16,198,839 shares of common stock issued and outstanding as of the Record Date, and the market value of a share of our common stock as of that date was $5.64. The Plan reserve of 1,000,000 shares represents up to 6.2% of the Company's fully diluted shares, based on the number of shares issued and outstanding and shares subject to outstanding equity awards as of the Record Date.

Summary of the Terms of the Plan

The following is a summary of the material provisions of the Plan, a copy of which is attached hereto as Appendix A and incorporated by reference herein. This summary is qualified in its entirety by reference to the full and complete text of the Plan. Any inconsistencies between this summary and the text of the Plan will be governed by the text of the Plan.

Purpose and Effective Date

The two complementary purposes of the Plan are (1) to attract, retain, focus and motivate our and our affiliates' executives and other selected employees, directors, consultants and advisors and (2) to increase stockholder value. The Plan will become effective if approved our stockholders at the Annual Meeting.

Administration and Eligibility

The Compensation and Benefits Committee of the Board, or any successor committee with similar authority which the Board may appoint, which in either case consists of not less than two members of the Board who meet the “outside director” requirements of Section 162(m) of the Internal Revenue Code of 1986 (the Code) and the “non-employee director” requirements of Rule 16b-3(b)(3) under the Exchange Act (either referred to as the Committee) will administer the Plan (the Administrator). The Plan authorizes the Committee to interpret the provisions of the Plan; prescribe, amend and rescind rules and regulations relating to the Plan; correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any award or any agreement covering an award; and make all other determinations necessary or advisable for the administration of the Plan, in each case in its sole discretion. The Board may also administer the Plan to the extent it retains authority and responsibility as administrator of the Plan. Notwithstanding anything in the Plan to the contrary, the Administrator is authorized to grant to newly hired or promoted participants awards with any vesting condition, any vesting period or any performance period. The Administrator also may accelerate or shorten the vesting or performance period of an award, in connection with a participant's death, disability, retirement or termination by us or our affiliates without cause or a change of control of our company.

To the extent applicable law permits, the Board may delegate to another committee of the Board, or the Committee may delegate to one or more officers of the Company, any or all of their respective authority and responsibility as an administrator of the Plan. However, no such delegation is permitted with respect to stock-based awards made to any participant who is subject to the reporting requirements of Section 16(a) of the Exchange Act or the liability provisions of Section 16(b) of the Exchange Act at the time any such delegated authority or responsibility is exercised unless the delegation is to another committee of the Board consisting entirely of non-employee directors.

The Administrator may designate any of the following as a participant from time to time, to the extent of the Administrator's authority: any officer or other employee of the Company or its affiliates; any individual that the Company or an affiliate has engaged to become an officer or employee; any consultant or advisor who provides services to the Company or its affiliates; or any director, including a non-employee director. Currently the persons eligible to participate in the Plan consist of approximately 72 employees and eight non-employee directors.

Types of Awards

The Plan permits the grant of stock options (including incentive stock options), stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, annual cash incentives, long-term cash incentives, dividend equivalent units and other types of stock-based awards. These award types are described in further detail below.

Stock Subject to the Plan

The Plan provides that 1,000,000 shares of our common stock are reserved for issuance under the Plan. The Plan also provides that we may issue an aggregate of only 1,000,000 shares of our common stock upon the exercise of incentive stock options. The number of shares of our common stock reserved under the Plan will be depleted by the maximum number of shares, if any, that may be issuable under an award at the time of grant.

In general, if an award granted under the Plan lapses, expires, terminates or is cancelled without the issuance of shares under the award, if it is determined during or at the conclusion of the term of an award that all or some portion of the shares under the award will not be issuable on the basis that the conditions for such issuance will not be satisfied, if shares are forfeited under an award or if shares are issued under any award and we reacquire them pursuant to rights reserved upon the issuance of the shares, then such shares will again be available for issuance under the Plan, except that shares reacquired pursuant to reserved rights may not be issued pursuant to incentive stock options. Shares tendered in payment of the exercise price of an option, shares withheld to satisfy tax withholding obligations and shares purchased by us using proceeds from option exercises may not be recredited to the reserve.

Options

The Administrator will generally determine all terms and conditions of each option. However, the grant date may not be any day prior to the date that the Administrator approves the grant, the exercise price may not be less than the fair market value of the shares subject to the option as determined on the date of grant and the option must terminate no later than ten years after the date of grant. Unless restricted by the Administrator, and subject to such procedures as the Administrator may specify, the payment of the exercise price of options may be made (1) by delivery of cash or other shares or other securities of the Company having a then fair market value equal to the purchase price of such shares, (2) by delivery to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price, (3) by surrendering the right to receive shares otherwise deliverable to the participant upon exercise of the award having a fair market value at the time of exercise equal to the total exercise price, or (4) by any combination of (1), (2) and/or (3). Except to the extent otherwise set forth in an award agreement, a participant will have no rights as a holder of our common stock as a result of the grant of an option until the option is exercised, the exercise price and applicable withholding taxes are paid and the shares subject to the option are issued thereunder.

Stock Appreciation Rights

The Administrator will generally determine all terms and conditions of each stock appreciation right. A stock appreciation right is the right of a participant to receive cash in an amount, and/or common stock with a fair market value, equal to the appreciation of the fair market value of a share of our common stock during a specified period of time. However, the grant date may not be any day prior to the date that the Administrator approves the grant, the grant price may not be less than the fair market value of the shares subject to the stock appreciation right as determined on the date of grant and the stock appreciation right must terminate no later than ten years after the date of grant.

Performance and Stock Awards

The Administrator will generally determine all terms and conditions of each award of shares, restricted stock, restricted stock units, performance shares or performance units. Restricted stock means shares of our common stock that are subject to a risk of forfeiture, restrictions on transfer or both a risk of forfeiture and restrictions on transfer. Restricted stock unit means the right to receive a payment equal to the fair market value of one share of our common stock. Performance share means the right to receive shares of our common stock, including restricted stock, to the extent performance goals are achieved. Performance unit means the right to receive a payment valued in relation to a unit that has a designated dollar value or the value of which is equal to the fair market value of one or more shares of our common stock, to the extent performance goals are achieved. The terms and conditions that the Administrator will determine include the length of the vesting and/or performance period, but any period of vesting applicable to restricted stock or restricted stock units that are not subject to a performance goal and that are granted to a participant other than a non-employee director may not lapse more quickly than ratably over three years from the date of grant, subject to the Plan's provisions on accelerated vesting in specified circumstances.

Incentive Awards

The Administrator has the authority to grant annual and long-term incentive awards. Incentive awards are the right to receive a cash payment to the extent performance goals are achieved. The Administrator will determine all of the terms and conditions of each incentive award, including the performance goals, the performance period, the potential amount payable and the timing of payment, provided that the Administrator must require that payment of all or any portion of the amount subject to the award is contingent on the achievement of one or more performance goals during the period the Administrator specifies, although the Administrator may specify that all or a portion of the goals are deemed achieved upon a participant's death, disability or (for awards not intended to qualify as performance-based compensation within the meaning of Code Section 162(m)) retirement, or such other circumstances as the Administrator may specify. For long-term incentive awards, the performance period must relate to a period of more than one fiscal year.

Dividend Equivalent Units

The Administrator has the authority to grant dividend equivalent units in connection with awards other than options, stock appreciation rights or other stock rights within the meaning of Code Section 409A. A dividend equivalent unit is the right to receive a payment, in cash or shares of common stock, equal to the cash dividends or other distributions that we pay with respect to a share of common stock. No dividend equivalent unit granted in tandem with another award may include vesting provisions more favorable to the participant than the vesting provisions, if any, to which the tandem award is subject. Any performance period applicable to an award of dividend equivalent units must relate to a period of at least one year except that, if the award is made in the year the Plan becomes effective, at the time of commencement of employment with the Company or on the occasion of a promotion, then the award may relate to a period shorter than one year.

Other Stock-Based Awards

The Administrator may grant to participants other types of awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, shares of our common stock, either alone or in addition to or in conjunction with other awards, and payable in our common stock or cash. Subject to the limits of the Plan, an award may include the issuance of shares of unrestricted common stock, which may be awarded in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, as a bonus, or upon the attainment of performance goals or otherwise, or rights to acquire common stock from us. The Administrator will generally determine all terms and conditions of the award, except that any award that provides for purchase rights must be priced at 100% of fair market value on the date of the award.

Performance Goals

For purposes of the Plan, performance goals means any goals the Administrator establishes that relate to one or more of the following with respect to the Company or any one or more of its subsidiaries, affiliates or other business units: gross premiums written; gross premiums earned; net premiums written; net premiums earned; modeled probable maximum loss (PML); PML to premium ratios; modeled average annual loss (AAL); AAL to premium ratios; reinsurance costs; book value; revenue; cash flow; total shareholder return; dividends; debt; net cash provided by operating activities; net cash provided by operating activities less net cash used in investing activities; ratio of debt to debt plus equity; profit before tax; gross profit; net profit; net operating profit; net operating profit after taxes; net sales; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; Fair Market Value of Shares; basic earnings per share; diluted earnings per share; return on shareholder equity; return on average equity; return on average total capital employed; return on net assets employed before interest and taxes; economic value added; return on year-end equity; capital; cost of capital; cost of equity; cost of debt; taxes; market share; operating ratios; loss ratio, gross (losses and loss adjustment expenses relative to gross premiums earned); loss ratio, net (losses and loss adjustment expenses relative to net premiums earned); expense ratio (sum of all operating expenses less interest expense relative to net premiums earned); combined ratio (loss ratio, net plus the expense ratio; customer satisfaction; customer retention; customer loyalty; strategic business criteria based on meeting specified revenue goals; market penetration goals; investment performance goals; business expansion goals or cost targets; accomplishment of mergers, acquisitions, dispositions or similar extraordinary business transactions; profit returns and margins; financial return ratios; market performance and/or risk-based capital goals or returns or a combination of the foregoing.

As to each performance goal, the relevant measurement of performance will be computed in accordance with generally accepted accounting principles to the extent applicable, but, unless otherwise determined by the Administrator, will exclude the effects of the following: (1) charges for reorganizing and restructuring; (2) discontinued operations; (3) asset write-downs; (4) gains or losses on the disposition of a business; (5) changes in tax or accounting principles, regulations or laws; (6) mergers, acquisitions, dispositions or recapitalizations; (7) impacts on interest expense, preferred dividends and share dilution as a result of debt and capital transactions; (8) extraordinary, unusual and/or non-recurring items of income, expense, gain or loss, that, in case of each of the foregoing, the Company identifies in its publicly filed periodic or current reports, its audited financial statements, including notes to the financial statements, or the Management's Discussion and Analysis section of the Company's annual report; (9) realized capital gains and losses except for periodic settlements and accruals on non-hedge derivative instruments; (10) valuation changes on imbedded derivatives that are not hedged; (11) after tax effect of catastrophe losses; (12) any settlement, award or claim paid as a result of lawsuits or other proceedings brought against the Company or any one or more of its Subsidiaries or Affiliates regarding the scope and nature of coverage provided under an insurance policy issued by such company; and (13) assessments imposed by the Florida Insurance Guaranty Association and similar governmental or regulatory bodies. Performance goals may be expressed in terms of attaining a specified level of the particular criterion or the attainment of an increase or decrease (expressed as absolute numbers, averages and/or percentages) in the particular criterion or achievement in relation to a peer group or other index. The performance goals also may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). In addition, in the case of awards that the Administrator determines at the date of grant will not be considered “performance-based compensation” under Code Section 162(m), the Administrator may establish other performance goals and provide for other exclusions or adjustments not listed in the Plan.

To qualify eligible awards under the Plan as “performance-based compensation” under Section 162(m) of the Code, we are required to establish limits on the number of awards that we may grant to a particular participant. The award limits in the Plan were established in order to provide us with maximum flexibility, and are not necessarily indicative of the size of award that we expect to make to any particular participant. Under the Plan, no participant may be granted awards that could result in such participant:

•	receiving options for, or stock appreciation rights with respect to, more than 200,000 shares of our common stock during any fiscal year;

•	receiving awards of restricted stock and/or restricted stock units relating to more than 200,000 shares of our common stock during any fiscal year;

•
receiving awards of performance shares and/or awards of performance units, the value of which is based on the fair market value of our common stock, for more than 200,000 shares of common stock during any fiscal year; or

•
receiving awards or performance units the value of which is not based on the fair market value of our common stock, annual incentive awards, long-term incentive awards or dividend equivalent units, that would pay more than $2,000,000 in any fiscal year.

Each of these limitations is subject to adjustment as described below.

Effect of Termination of Employment or Service on Awards

The Administrator will have the discretion to determine, at the time an award is made to a participant or any time thereafter, the effect of the participant's termination of employment or service with the Company or its affiliates on the award.

Transferability of Awards

Awards under the Plan generally will be nontransferable, unless the Administrator otherwise permits.

Adjustments

Under the terms of the Plan, if any of the following occurs:

•	the Company is involved in a merger or other transaction in which the common stock is changed or exchanged;

•	the Company subdivides or combines the common stock or declares a dividend payable in common stock, other securities or other property;

•
the Company effects a cash dividend, the amount of which, on a per share basis, exceeds 10% of the fair market value of a share of common stock at the time the dividend is declared, or the Company effects any other dividend or other distribution on common stock in the form of cash, or a repurchase of shares of common stock, that the Board determines is special or extraordinary in nature or that is in connection with a transaction that the Company characterizes publicly as a recapitalization or reorganization involving the common stock; or

•
any other event occurs, which, in the judgment of the Board or Committee necessitates an adjustment to prevent an increase or decrease in the benefits or potential benefits intended to be made available under the Plan;

then the Administrator will, in a manner it deems equitable to prevent an increase or decrease in the benefits or potential benefits intended to be made available under the Plan and subject to certain provisions of the Code, adjust the number and type of shares of our common stock subject to the Plan and which may, after the event, be made the subject of awards; the number and type of shares of our common stock subject to outstanding awards; the grant, purchase or exercise price with respect to any award; and performance goals of an award.

In any such case, the Administrator may also provide for a cash payment to the holder of an outstanding award in exchange for the cancellation of all or a portion of the award (without the consent of the holder) in an amount and at a time determined by the Administrator.

No such adjustments may be authorized in the case of incentive stock options to the extent that such authority would cause the Plan to violate Code Section 422(b).

Without limitation, if there is a reorganization, merger, consolidation, combination or other similar corporate transaction or event, whether or not constituting a change of control (other than any such transaction in which the Company is the continuing corporation and in which the outstanding shares are not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Administrator may substitute for each share then subject to an award and the shares subject to the Plan the number and kind of shares of stock, other securities, cash or other property to which holders of our common stock will be entitled in respect of each share pursuant to the transaction.

In the case of a stock dividend (other than a stock dividend declared in lieu of an ordinary cash dividend) or subdivision or combination of the shares (including a reverse stock split), if no action is taken by the Administrator, the adjustments described above will automatically be made.

In connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Administrator may authorize the issuance or assumption of awards under the Plan.

Change of Control

Unless otherwise expressly provided in an award agreement or another contract, or under the terms of a transaction constituting a change of control, the Administrator may provide for the acceleration of the vesting or earning and, if applicable, exercisability of any outstanding award, or portion thereof, or the lapsing of any conditions or restrictions on or the time for payment in respect of any outstanding award, or portion thereof, upon a change of control or the termination of the participant's employment following a change of control.

In addition, unless otherwise expressly provided in an award agreement or another contract, or under the terms of a transaction constituting a change of control, the Administrator may provide that any or all of the following will occur in connection with a change of control:

•
the substitution for the shares subject to any outstanding award of securities of a surviving corporation or any successor corporation to the Company, or a parent or subsidiary, in which case the aggregate purchase or exercise price, if any, of the award, or portion thereof, will remain the same,

•
the conversion of any outstanding award into a right to receive cash or other property upon or following the consummation of the change of control in an amount equal to the value of the consideration to be received by holders of our common stock in connection with such transaction for one share, less the per share purchase or exercise price of the award, if any, multiplied by the number of shares subject to the award,

•	acceleration of the vesting (and, as applicable, the exercisability) of any and/or all outstanding awards,

•
the cancellation of any outstanding and unexercised awards upon or following the consummation of the change of control (without the consent of an award holder or any person with an interest in an award),

•
in the case of options or stock appreciation rights, the cancellation of all outstanding options or stock appreciation rights in exchange for a cash payment equal to the excess of the change of control price (as defined in the Plan) over the exercise price of the shares subject to the option or stock appreciation right upon the change of control (or for no cash payment if such excess is zero), and/or

•	the cancellation of any awards in exchange for a cash payment based on the value of the award as of the date of the change of control (or for no payment if the award has no value).

The terms of any awards that are subject to Code Section 409A will govern the treatment of such awards upon a change of control to the extent required for such awards to remain compliant with Code Section 409A, as applicable.

“Change of control” under the Plan means the occurrence of any one of the following:

•
Any person (other than an employee benefit plan of the Company or of any subsidiary of the Company and fiduciaries and certain other parties related to any of these plans) becomes the beneficial owner of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities;

•
The Company is merged or consolidated with any other corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or the Company engages in a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires 50% or more of the combined voting power of the Company's then outstanding securities. Notwithstanding the foregoing, a merger or consolidation involving the Company shall not be considered a change of control if the Company is the surviving corporation and shares are not converted into or exchanged for stock or securities of any other corporation, cash or any other thing of value, unless persons who beneficially owned shares outstanding immediately prior to such transaction own beneficially less than a majority of the outstanding voting securities of the Company immediately following the merger or consolidation;

•
The Company or any affiliate sells, assigns or otherwise transfers assets in a transaction or series of related transactions, if the aggregate market value of the assets so transferred exceeds 50% of the Company's consolidated book value, determined by the Company in accordance with generally accepted accounting principles, measured at the time at which such transaction occurs or the first of such series of related transactions occurs; provided, however, that such a transfer effected pursuant to a spin-off or split-up where stockholders of the Company retain ownership of the transferred assets proportionate to their pro rata ownership interest in the Company shall not be a change of control;

•	The Company dissolves and liquidates substantially all of its assets; or

•
At any time when the “continuing directors” cease to constitute a majority of the Board. For this purpose, a “continuing director” means the individuals who, at the effective date of the Plan, constitute the Board and any new directors (other than directors designated by a person who has entered into an agreement with the Company to effect a change of control transaction) whose appointment to the Board or nomination for election by Company stockholders was approved by a vote of at least two-thirds of the then-serving continuing directors.

If an award is considered deferred compensation subject to the provisions of Code Section 409A, then the Administrator may include an amended definition of “change of control” in the award agreement issued with respect to such award as necessary to comply with, or as necessary to permit a deferral under, Code Section 409A.

The Plan does not provide for a “gross-up” for any excise taxes imposed on golden parachute payments under Code Section 4999. Rather, except to the extent the participant has in effect an employment or similar agreement with the Company or any affiliate or is subject to a policy that provides for a more favorable result to the participant, if any payments or benefits paid by the Company pursuant to the Plan would cause some or all of such payments or benefits in conjunction with any other payments or benefits in connection with a change of control to be subject to the tax imposed by Code Section 4999, then these payments will either be cut back to a level below the amount triggering the tax or be delivered in full, whichever will provide the greater after-tax benefit to the participant.

Termination and Amendment

The Plan's term is indefinite, in that it terminates when all shares reserved for issuance under the Plan have been issued, subject to the Board's right to terminate the Plan at any time. In addition, the Board or the Administrator may amend the Plan at any time, except:

•	the Board must approve any amendment to the Plan if we determine such approval is required by prior action of the Board, applicable corporate law or any other applicable law;

•
stockholders must approve any amendment to the Plan if we determine that such approval is required by Section 16 of the Exchange Act, the listing requirements of any principal securities exchange or market on which our common stock is then traded, or any other applicable law; and

•
stockholders must approve any amendment to the Plan that materially increases the number of shares of common stock reserved under the Plan, the incentive stock option award limits or the per participant award limitations set forth in the Plan, that shortens the minimum vesting requirements under the Plan or that diminishes the provisions prohibiting repricing or backdating stock options and stock appreciation rights.

The Administrator generally may modify, amend or cancel any award or waive any restrictions or conditions applicable to any award or the exercise of the award. Any modification or amendment that materially diminishes the rights of the participant or any other person that may have an interest in the award, or that cancels any award, will be effective only if agreed to by that participant or other person. The Administrator does not need to obtain participant or other interested party consent, however, for the adjustment or cancellation of an award pursuant to the adjustment provisions of the Plan or the modification of an award to the extent deemed necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which our common stock is then traded, to the extent the Administrator deems necessary to preserve favorable accounting or tax treatment of any award for the Company, or to the extent the Administrator determines that the action does not materially and adversely affect the value of an award or that such action is in the best interest of the affected participant or any other person(s) with an interest in the award.

The authority of the Administrator to terminate or modify the Plan or awards will extend beyond the termination date of the Plan. In addition, termination of the Plan will not affect the rights of participants with respect to awards previously granted to them, and all unexpired awards will continue in force after termination of the Plan except as they may lapse or be terminated by their own terms and conditions.

Cancellation, Disgorgement and Recoupment of Awards

The Committee may cancel an award or require a participant to return to us any compensation received under an award in certain circumstances, such as if the participant is terminated for cause or breaches any restrictive covenants, such as a non-compete, with us. In addition, all awards will be subject to any recoupment or clawback policy that we adopt from time to time.

Repricing Prohibited

Neither the Administrator nor any other person may: (1) amend the terms of outstanding stock options or stock appreciation rights to reduce the exercise price of such outstanding stock options or stock appreciation rights; (2) cancel outstanding stock options or stock appreciation rights in exchange for stock options or stock appreciation rights with an exercise price that is less than the exercise price of the original stock options or stock appreciation rights; or (3) cancel outstanding stock options or stock appreciation rights with an exercise price above the current share price in exchange for cash or other securities.

Backdating Prohibited

The Administrator may not grant a stock option or stock appreciation right with a grant date that is effective prior to the date the Administrator takes action to approve such award.

Foreign Participation

To assure the viability of awards granted to participants employed or residing in foreign countries, the Administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, accounting or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements or alternative versions of, the Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Administrator approves for purposes of using the Plan in a foreign country will not affect the terms of the Plan for any other country.

Certain Federal Income Tax Consequences

The following summarizes certain federal income tax consequences relating to the Plan. The summary is based upon the laws and regulations in effect as of the date of this proxy statement and does not purport to be a complete statement of the law in this area. Furthermore, the discussion below does not address the tax consequences of the receipt or exercise of awards under foreign, state or local tax laws, and such tax laws may not correspond to the federal income tax treatment described herein. The exact federal income tax treatment of transactions under the Plan will vary depending upon the specific facts and circumstances involved and participants are advised to consult their personal tax advisors with regard to all consequences arising from the grant or exercise of awards and the disposition of any acquired shares.

Stock Options

The grant of a stock option under the Plan will create no income tax consequences to us or to the recipient. A participant who is granted a non-qualified stock option will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of our common stock at such time over the exercise price. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. Upon the participant's subsequent disposition of the shares of our common stock received with respect to such stock option, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of the common stock on the exercise date).

In general, a participant will recognize no income or gain as a result of the exercise of an incentive stock option, except that the alternative minimum tax may apply. Except as described below, the participant will recognize a long-term capital gain or loss on the disposition of our common stock acquired pursuant to the exercise of an incentive stock option and we will not be allowed a deduction. If the participant fails to hold the shares of our common stock acquired pursuant to the exercise of an incentive stock option for at least two years from the grant date of the incentive stock option and one year from the exercise date, then the participant will recognize ordinary compensation income at the time of the disposition equal to the lesser of the gain realized on the disposition and the excess of the fair market value of the shares of our common stock on the exercise date over the exercise price. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. Any additional gain realized by the participant over the fair market value at the time of exercise will be treated as a capital gain.

Stock Appreciation Rights

The grant of a stock appreciation right under the Plan will create no income tax consequences to us or to the recipient. A participant who is granted a stock appreciation right will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of our common stock at such time over the grant price. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. If the stock appreciation right is settled in shares of our common stock, upon the participant's subsequent disposition of such shares, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of the common stock on the exercise date).

Restricted Stock

Generally, a participant will not recognize income and we will not be entitled to a deduction at the time an award of restricted stock is made under the Plan, unless the participant makes the election described below. A participant who has not made such an election will recognize ordinary income at the time the restrictions on the stock lapse in an amount equal to the fair market value of the restricted stock at such time. We will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. Any otherwise taxable disposition of the restricted stock after the time the restrictions lapse will result in a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of our common stock on the date the restrictions lapse). Dividends paid in cash and received by a participant prior to the time the restrictions lapse will constitute ordinary income to the participant in the year paid and we will generally be entitled to a corresponding deduction for such dividends. Any dividends paid in stock will be treated as an award of additional restricted stock subject to the tax treatment described herein.

A participant may, within 30 days after the date of the award of restricted stock, elect to recognize ordinary income as of the date of the award in an amount equal to the fair market value of such restricted stock on the date of the award (less the amount, if any, the participant paid for such restricted stock). If the participant makes such an election, then we will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. If the participant makes the election, then any cash dividends the participant receives with respect to the restricted stock will be treated as dividend income to the participant in the year of payment and will not be deductible by us. Any otherwise taxable disposition of the restricted stock (other than by forfeiture) will result in a capital gain or loss. If the participant who has made an election subsequently forfeits the restricted stock, then the participant will not be entitled to claim a credit for the tax previously paid. In addition, we would then be required to include as ordinary income the amount of any deduction we originally claimed with respect to such shares.

Restricted Stock Units

A participant will not recognize income and we will not be entitled to a deduction at the time an award of a restricted stock unit is made under the Plan. Upon the participant's receipt of shares (or cash) at the end of the restriction period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received, and we will be entitled to a corresponding deduction in the same amount and at the same time. If the restricted stock units are settled in whole or in part in shares, upon the participant's subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares' tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

Performance Shares

The grant of performance shares will create no income tax consequences for us or the participant. Upon the participant's receipt of shares at the end of the applicable performance period, the participant will recognize ordinary income equal to the fair market value of the shares received, except that if the participant receives shares of restricted stock in payment of performance shares, recognition of income may be deferred in accordance with the rules applicable to restricted stock as described above. In addition, the participant will recognize ordinary compensation income equal to the dividend equivalents paid on performance shares prior to or at the end of the performance period. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes income. Upon the participant's subsequent disposition of the shares, the participant will recognize a capital gain or loss (long-term or short-term depending on the holding period) to the extent the amount realized from the disposition differs from the shares' tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

Performance Units

The grant of a performance unit will create no income tax consequences to us or the participant. Upon the participant's receipt of cash and/or shares at the end of the applicable performance period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received, and we will be entitled to a corresponding deduction in the same amount and at the same time. If performance units are settled in whole or in part in shares, upon the participant's subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares' tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

Incentive Awards

A participant who is paid an incentive award will recognize ordinary income equal to the amount of cash paid, and we will generally be entitled to a corresponding income tax deduction.

Dividend Equivalent Units

A participant who is paid a dividend equivalent with respect to an award will recognize ordinary income equal to the value of cash or common stock paid, and we will be entitled to a corresponding deduction in the same amount and at the same time.

Section 162(m) Limit on Deductibility of Compensation

Section 162(m) of the Code limits the deduction we can take for compensation we pay to our named executive officers other than the chief financial officer (determined as of the end of each year) to $1,000,000 per year per individual. However, performance-based compensation that meets the requirements of Code Section 162(m) does not have to be included as part of the $1,000,000 limit. The Plan is designed so that awards granted to the covered individuals may meet the Code Section 162(m) requirements for performance-based compensation. In the case of awards that are performance-based compensation because they are contingent on the achievement of performance goals, the regulations under Code Section 162(m) require, among other things, that stockholders approve the performance goals every five years to enable awards under the Plan to continue to qualify as performance-based compensation.

Code Sections 409A and 280G

Awards under the Plan may constitute, or provide for, a deferral of compensation under Section 409A of the Code. If the requirements of Code Section 409A are not complied with, then holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax and, potentially, interest and penalties. The Plan is intended to permit compliance with Code Section 409A and the Department of Treasury regulations and other interpretive guidance that may be issued pursuant to Code Section 409A. To the extent that we determine that any award granted under the Plan is subject to Code Section 409A, the award agreement evidencing such award is expected generally to incorporate the terms and conditions required by Code Section 409A. The Plan and any applicable awards may be modified to exempt the awards from Code Section 409A or comply with the requirements of Code Section 409A.

Code Sections 280G and 4999 may limit our income tax deduction and impose an excise tax on golden parachute payments to participants in the event there is a change of control of the Company. The Plan does not provide for a “gross-up” for any excise taxes imposed on golden parachute payments under Code Section 4999. Rather, except to the extent the participant has in effect an employment or similar agreement with us or any affiliate or is subject to a policy that provides for a more favorable result to the participant, if any payments or benefits paid by us pursuant to the Plan would cause some or all of such payments or benefits in conjunction with any other payments or benefits in connection with a change of control to be subject to the tax imposed by Code Section 4999, then these payments will either be cut back to a level below the amount triggering the tax or be delivered in full, whichever will provide the greater after-tax benefit to the participant. Accordingly, some or all of the amount which would otherwise be deductible may not be deductible with respect to benefits under the Plan that are contingent on or otherwise provided in connection with a change of control of the Company.

New Plan Benefits

The awards that may be granted under the Plan in the future to the executive officers or non-employee directors named in this proxy statement or to other officers, non-employee directors, employees, or other persons cannot be determined at this time. The Administrator will make such determinations from time to time.

Securities Authorized for Issuance Under Equity Compensation Plans

On June 14, 2012, John Forney began serving as our Chief Executive Officer. We awarded him 86,990 shares of restricted common stock in connection with his employment with our company. The restricted shares will vest in twenty percent increments on June 14, 2013 and the first four anniversaries of June 14, 2013, provided that Mr. Forney is continuously employed by our company from June 14, 2012 through the applicable vesting dates. However, if Mr. Forney's employment with our company terminates due to either (a) our termination of Mr. Forney's employment without cause (as defined in the Employment Agreement, filed with as an exhibit to our current report on Form 8-K filed on June 12, 2012), or (b) Mr. Forney's termination of his employment for good reason (as defined in the Employment Agreement), so long as (in either case) proper notice of such termination is timely provided in accordance with the Employment Agreement, the restricted shares that would vest on the vesting date that occurs during the year in which the termination occurs shall, if not already vested, automatically and immediately vest as of the later of (i) the date of the termination of Mr. Forney's employment with our company or (ii) the date on which a release of claims against our company (as described in Section 4.10 of the Employment Agreement) becomes effective. If Mr. Forney's employment with our company terminates for any other reason before the date that restricted shares have vested, the shares that have not yet vested as of the date of such termination will immediately be forfeited as of the date of such termination.

On October 1, 2012, B. Bradford Martz began serving as our Chief Financial Officer and is eligible to receive a restricted common stock award. Mr. Martz and the Board of Directors are currently negotiating the number of shares to be issued therefore, no shares were issued to Mr. Martz prior to year end. We have no other compensation plans or arrangements under which equity securities are authorized for issuance.

Required Vote

The affirmative vote of a majority of the shares voted on the proposal is required for approval of the Company's 2013 Omnibus Incentive Plan. Any shares not voted (whether by abstention, broker non-vote or otherwise) have no impact on the vote.

Recommendation of the Board

The Board recommends a vote FOR approval of the Company's 2013 Omnibus Incentive Plan. Proxies solicited by the Board will be voted FOR approval of the Company's 2013 Omnibus Incentive Plan unless the stockholder has specified otherwise.

PROPOSAL THREE – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee approved the engagement of McGladrey LLP (McGladrey) as the independent registered public accounting firm to perform an audit of our consolidated financial statements for the fiscal year ending December 31, 2013. McGladrey performed the audit of our 2012 consolidated financial statements. McGladrey advised our Audit Committee that neither it, nor any of its members, has any direct financial interest in UPC Insurance as a promoter, underwriter, voting trustee, director, officer or employee. Though we do not expect a representative of McGladrey to attend our Annual Meeting, if a McGladrey representative does attend, the representative will respond to appropriate questions and will have the opportunity to make a statement if the representative desires to do so.

We hereby ask our stockholders to ratify our Audit Committee’s appointment of McGladrey as our independent registered public accounting firm for the 2013 fiscal year. Although neither our Certificate of Incorporation, our By-laws, nor any other document or agreement requires ratification, the Board submits the appointment of McGladrey to our stockholders for ratification because we value our stockholders’ views on the appointment of our independent registered public accounting firm. If our stockholders do not ratify the appointment of McGladrey, we will consider such result as a direction from the stockholders to our Board and our Audit Committee to consider the appointment of a different firm and our Audit Committee will reconsider whether to retain McGladrey. In such event, our Audit Committee may retain McGladrey notwithstanding the fact that the stockholders did not ratify the appointment, or may appoint another accounting firm without re-submitting the matter to a stockholder vote. Even if stockholders ratify the appointment, our Audit Committee in its discretion may appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interest and, thus, in our stockholders' best interest.

Audit and Related Fees

The following table summarizes the approximate fees McGladrey billed us for services rendered during 2012 and 2011.

	2012		2011
Audit Fees	$320,000	[1]	$278,000
Audit-Related Fees	—		—
Tax Fees	18,300	[2]	—
All Other Fees	—		—
1 Amount includes approximately $50,000 related to audit services rendered in connection with our public offering in 2012.
2 Amount includes fees billed for assistance with the filing of our tax return.

McGladrey billed us during 2012 and 2011 for professional services rendered, including the audit of our consolidated financial statements for those years and audit-related services requiring review of various SEC filings.

Audit Committee Approval of Independent Registered Public Accounting Firm

Our Audit Committee approved the appointment of, and the fees for, audit and tax services performed by, our independent registered public accounting firm for 2012 and 2011.

Audit Committee’s Pre-Approval Policies and Procedures

Our Audit Committee requires that management obtain the prior approval of the Audit Committee for all audit and permissible non-audit services that our independent registered public accounting firm will provide. At regular meetings or as needed during the year, the Audit Committee reviews and approves proposals for such services, including the estimated fees the independent registered public accounting firm will charge. The Audit Committee Chairman may approve permissible non-audit services costing up to $10,000, with subsequent notification to the full Audit Committee.

Recommendation of the Board

The Board recommends a vote FOR ratification of the appointment of McGladrey LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013.

PROPOSAL FOUR – ADVISORY VOTE ON EXECUTIVE COMPENSATION

Proposal

We are seeking an advisory vote of our stockholders on the compensation of our named executive officers, as required by Section 14A of the Securities Exchange Act of 1934, as amended. Our Board recommends that you vote in favor of the resolution approving the compensation of our named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion contained in this Proxy Statement. Since the vote is advisory in nature, the results will not be binding on our Board or our Compensation and Benefits Committee. However, if there is a significant vote against the compensation of our named executive officers, our Board and our Compensation and Benefits Committee will carefully evaluate whether any actions are necessary to address those concerns.

Recommendation of the Board

The Board recommends a vote FOR the approval of the compensation of our named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K.

PROPOSAL FIVE – ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

Proposal

As required by Section 14A of the Securities Exchange Act of 1934, we are also seeking a vote, on a non-binding, advisory basis, on a resolution regarding the frequency of future advisory votes on the compensation of our named executive officers as disclosed pursuant to the executive compensation disclosure rules of the SEC. Stockholders may vote to approve holding an advisory vote on the compensation of our named executive officers every one, two or three years.

        After considering the benefits and consequences of each option for the frequency of submitting the advisory vote on the compensation of our named executive officers to our stockholders, our Board recommends submitting the advisory vote on the compensation of our named executive officers to our stockholders every three years.

We believe that holding an advisory vote on the compensation of our named executive officers every three years, with the flexibility to hold such a vote more frequently if appropriate, is the best approach for the Company at this time for the following reasons:

•	A three year vote cycle is consistent with the long-term focus of our compensation objectives and programs.

•
The stockholder advisory vote on executive compensation is an additional, but not exclusive, opportunity for stockholders to communicate with our Board and our Compensation and Benefits Committee regarding our executive compensation program.

•
A longer vote cycle reinforces a longer-term perspective with respect to our executive compensation program, providing our Board and our Compensation and Benefits Committee with time to evaluate the results of the most recent stockholder advisory vote on executive compensation, as well as to develop and implement changes to our compensation policies and practices that may be appropriate, and then providing our Board, our Compensation and Benefits Committee and our stockholders with the opportunity to assess the impact of those changes before the next such stockholder advisory vote.

For the reasons discussed above, our Board recommends that stockholders vote in favor of holding an advisory vote on the compensation of our named executive officers every three years. In voting on this advisory vote on the frequency of future advisory votes on the compensation of our named executive officers, stockholders should be aware that they are not voting “for” or “against” our Board recommendation to vote for a frequency of every three years for holding future advisory votes on the compensation of our named executive officers. Rather, stockholders will be casting votes to recommend an advisory vote on the compensation of our named executive officers which may be every one, two or three years, or they may abstain entirely from voting on the proposal.

The option on the frequency of future advisory votes on the compensation of our named executive officers that receives the affirmative vote of a majority of the shares which are voted on the matter will be considered by our Board and our Compensation and Benefits Committee as the stockholders' recommendation as to the frequency of future advisory votes on the compensation of our named executive officers. However, the outcome of this advisory vote on the frequency of future advisory votes on the compensation of our named executive officers is not binding on us, our Board, or our Compensation and Benefits Committee. Nevertheless, our Board and our Compensation and Benefits Committee will review and consider the outcome of this vote when making determinations as to when the advisory vote on the compensation of our named executive officers will again be submitted to stockholders for approval at an annual meeting of stockholders within the next three years.

Recommendation of the Board

The Board of Directors recommends a vote for THREE YEARS with respect to the frequency of holding future advisory votes on the compensation of our named executive officers.

OTHER INFORMATION
We have made previous filings under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, that incorporate future filings, including this Proxy Statement, in whole or in part. However, the Report of our Audit Committee shall not be incorporated by reference into any such filings.

APPENDIX A - 2013 OMNIBUS INCENTIVE PLAN

United Insurance Holdings Corp.
2013 OMNIBUS INCENTIVE PLAN

1.	Purpose, Effective Date and Definitions.

(a)
Purpose. United Insurance Holding Corp. 2013 Omnibus Incentive Plan has two complementary purposes: (i) to attract, retain, focus and motivate executives and other selected employees, directors, consultants and advisors and (ii) to increase shareholder value. The Plan will accomplish these objectives by offering participants the opportunity to acquire shares of the Company's common stock, receive monetary payments based on the value of such common stock or receive other incentive compensation on the terms that this Plan provides.

(b)	Effective Date. This Plan will become effective on the date on which the Plan is approved by the Company's shareholders (the “Effective Date”).

(c)	Definitions. Capitalized terms used and not otherwise defined in various sections of the Plan have the meanings given in Section 18.

2.	Administration.

(a)
Administration. In addition to the authority specifically granted to the Administrator in this Plan, the Administrator has full discretionary authority to administer this Plan, including but not limited to the authority to: (i) interpret the provisions of this Plan; (ii) prescribe, amend and rescind rules and regulations relating to this Plan; (iii) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any agreement covering an Award in the manner and to the extent it deems desirable to carry this Plan or such Award into effect; and (iv) make all other determinations necessary or advisable for the administration of this Plan. All Administrator determinations shall be made in the sole discretion of the Administrator and are final and binding on all interested parties.

Notwithstanding any provision of the Plan to the contrary, the Administrator shall have the discretion to grant an Award with any vesting condition, any vesting period or any performance period if the Award is granted to a newly hired or promoted Participant, or accelerate or shorten the vesting or performance period of an Award, in connection with a Participant's death, Disability, Retirement or termination by the Company or an Affiliate without Cause or a Change of Control.

Notwithstanding the above statement or any other provision of the Plan, once established, the Administrator shall have no discretion to increase the amount of compensation payable under an Award that is intended to be performance-based compensation under Code Section 162(m), although the Administrator may decrease the amount of compensation a Participant may earn under such an Award.

(b)
Delegation to Other Committees or Officers. To the extent applicable law permits, the Board may delegate to another committee of the Board, or the Committee may delegate to one or more officers of the Company, any or all of their respective authority and responsibility as an Administrator of the Plan; provided that no such delegation is permitted with respect to Stock-based Awards made to Section 16 Participants at the time any such delegated authority or responsibility is exercised unless the delegation is to another committee of the Board consisting entirely of Non-Employee Directors. If the Board or the Committee has made such a delegation, then all references to the Administrator in this Plan include such other committee or one or more officers to the extent of such delegation.

(c)
No Liability; Indemnification. No member of the Board or the Committee, and no officer or member of any other committee to whom a delegation under Section 2(b) has been made, will be liable for any act done, or determination made, by the individual in good faith with respect to the Plan or any Award. The Company will indemnify and hold harmless each such individual as to any acts or omissions, or determinations made, with respect to this Plan or any Award to the maximum extent that the law and the Company's by-laws permit.

3.
Eligibility. The Administrator may designate any of the following as a Participant from time to time, to the extent of the Administrator's authority: any officer or other employee of the Company or its Affiliates; any individual that the Company or an Affiliate has engaged to become an officer or employee; any consultant or advisor who provides services to the Company or its Affiliates; or any Director, including a Non-Employee Director. The Administrator's granting of an Award to a Participant will not require the Administrator to grant an Award to such individual at any future time. The Administrator's granting of a particular type of Award to a Participant will not require the Administrator to grant any other type of Award to such individual.

4.	Types of Awards; Assistance to Participants.

(a)
Grants of Awards. Subject to the terms of this Plan, the Administrator may grant any type of Award to any Participant it selects, but only employees of the Company or a Subsidiary (that qualifies under Code Section 422) may receive grants of incentive stock options within the meaning of Code Section 422. Awards may be granted alone or in addition to, in tandem with, or (subject to the prohibition on repricing set forth in Section 14(e)) in substitution for any other Award (or any other award granted under another plan of the Company or any Affiliate, including the plan of an acquired entity).

(b)
Assistance. On such terms and conditions as shall be approved by the Administrator, the Company or any Subsidiary may directly or indirectly lend money to any Participant or other person to accomplish the purposes of the Plan, including to assist such Participant or other person to acquire Shares upon the exercise of Options, provided that such lending is not permitted to the extent it would violate terms of the Sarbanes-Oxley Act of 2002 or any other law, regulation or other requirement applicable to the Company or any Subsidiary.

5.	Shares Reserved under this Plan.

(a)
Plan Reserve. Subject to adjustment as provided in Section 16, an aggregate of 1,000,000 Shares are reserved for issuance under this Plan. The Shares reserved for issuance may be either authorized and unissued Shares or shares reacquired at any time and now or hereafter held as treasury stock. The aggregate number of Shares reserved under this Section 5(a) shall be depleted by the maximum number of Shares, if any, that may be issuable under an Award as determined at the time of grant. Notwithstanding the foregoing, no more than 1,000,000 Shares may be issued upon the exercise of incentive stock options. For purposes of determining the aggregate number of Shares reserved for issuance under this Plan, any fractional Share shall be rounded to the next highest full Share.

(b)
Replenishment of Shares Under this Plan. If (i) an Award lapses, expires, terminates or is cancelled without the issuance of Shares under the Award (whether due currently or on a deferred basis), (ii) it is determined during or at the conclusion of the term of an Award that all or some portion of the Shares with respect to which the Award was granted will not be issuable, or that other compensation with respect to the Shares covered by the Award will not be payable, on the basis that the conditions for such issuance will not be satisfied, (iii) Shares are forfeited under an Award or (iv) Shares are issued under any Award and the Company subsequently reacquires them pursuant to rights reserved upon the issuance of the Shares, then such Shares shall be recredited to the Plan's reserve and may again be used for new Awards under this Plan, but Shares recredited to the Plan's reserve pursuant to clause (iv) may not be issued pursuant to incentive stock options.

(c)	Participant Limitations. Subject to adjustment as provided in Section 16, no Participant may be granted Awards that could result in such Participant:

(i)	receiving Options for, and/or Stock Appreciation Rights with respect to, more than 200,000 Shares during any fiscal year of the Company;

(ii)	receiving Awards of Restricted Stock and/or Restricted Stock Units, and/or other Stock-based Awards pursuant to Section 12, relating to more than 200,000 Shares during any fiscal year of the Company;

(iii)
receiving Awards of Performance Shares, and/or Awards of Performance Units the value of which is based on the Fair Market Value of Shares, for more than 200,000 Shares during any fiscal year of the Company; or

(iv)
receiving Awards of Performance Units the value of which is not based on the Fair Market Value of Shares, Annual Incentive Award(s), Long-Term Incentive Award(s) or Dividend Equivalent Unit(s) that would pay more than $2,000,000 to the Participant during any single fiscal year of the Company.

In all cases, determinations under this Section 5(c) should be made in a manner that is consistent with the exemption for performance‑based compensation that Code Section 162(m) provides.

6.
Options. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each Option, including but not limited to: (a) whether the Option is an “incentive stock option” which meets the requirements of Code Section 422, or a “nonqualified stock option” which does not meet the requirements of Code Section 422; (b) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (c) the number of Shares subject to the Option; (d) the exercise price, which may not be less than the Fair Market Value of the Shares subject to the Option as determined on the date of grant; (e) the terms and conditions of vesting and exercise; and (f) the term, except that an Option must terminate no later than ten (10) years after the date of grant. In all other respects, the terms of any incentive stock option should comply with the provisions of Code Section 422 except to the extent the Administrator determines otherwise. Except to the extent the Administrator determines otherwise, a Participant may exercise an Option in whole or part after the right to exercise the Option has accrued, provided that any partial exercise must be for one hundred (100) Shares or multiples thereof. If an Option that is intended to be an incentive stock option fails to meet the requirements thereof, the Option shall automatically be treated as a nonqualified stock option to the extent of such failure. Unless restricted by the Administrator, and subject to such procedures as the Administrator may specify, the payment of the exercise price of Options made be made by (w) delivery of cash or other Shares or other securities of the Company (including by attestation) having a then Fair Market Value equal to the purchase price of such Shares, (x) by delivery (including by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price, (y) by surrendering the right to receive Shares otherwise deliverable to the Participant upon exercise of the Award having a Fair Market Value at the time of exercise equal to the total exercise price, or (z) by any combination of (w), (x) and/or (y). Except to the extent otherwise set forth in an Award agreement, a Participant shall have no rights as a holder of Stock as a result of the grant of an Option until the Option is exercised, the exercise price and applicable withholding taxes are paid and the Shares subject to the Option are issued thereunder.

7.
Stock Appreciation Rights. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each SAR, including but not limited to: (a) whether the SAR is granted independently of an Option or relates to an Option; (b) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (c) the number of Shares to which the SAR relates; (d) the grant price, provided that the grant price shall not be less than the Fair Market Value of the Shares subject to the SAR as determined on the date of grant; (e) the terms and conditions of exercise or maturity, including vesting; (f) the term, provided that an SAR must terminate no later than ten (10) years after the date of grant; and (g) whether the SAR will be settled in cash, Shares or a combination thereof. If an SAR is granted in relation to an Option, then unless otherwise determined by the Administrator, the SAR shall be exercisable or shall mature at the same time or times, on the same conditions and to the extent and in the proportion, that the related Option is exercisable and may be exercised or mature for all or part of the Shares subject to the related Option. Upon exercise of any number of SARs, the number of Shares subject to the related Option shall be reduced accordingly and such Option may not be exercised with respect to that number of Shares. The exercise of any number of Options that relate to an SAR shall likewise result in an equivalent reduction in the number of Shares covered by the related SAR.

8.
Performance and Stock Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each award of Shares, Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, including but not limited to: (a) the number of Shares and/or units to which such Award relates; (b) whether, as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Administrator specifies; (c) whether the restrictions imposed on Restricted Stock or Restricted Stock Units shall lapse, and all or a portion of the Performance Goals subject to an Award shall be deemed achieved, upon a Participant's death, Disability or Retirement; (d) the length of the vesting and/or performance period (provided that any period of vesting applicable to Restricted Stock or Restricted Stock Units that are (i) not subject to a Performance Goal and (ii) granted to a Participant other than a Non-Employee Director may not lapse more quickly than ratably over three (3) years from the date of grant, subject to Sections 2 and 16) and, if different, the date on which payment of the benefit provided under the Award will be made; (e) with respect to Performance Units, whether to measure the value of each unit in relation to a designated dollar value or the Fair Market Value of one or more Shares; and (f) with respect to Restricted Stock Units and Performance Units, whether to settle such Awards in cash, in Shares (including Restricted Stock), or a combination thereof.

9.
Annual Incentive Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of an Annual Incentive Award, including but not limited to the Performance Goals, performance period, the potential amount payable, and the timing of payment; provided that the Administrator must require that payment of all or any portion of the amount subject to the Annual Incentive Award is contingent on the achievement of one or more

Performance Goals during the period the Administrator specifies, although the Administrator may specify that all or a portion of the Performance Goals subject to an Award are deemed achieved upon a Participant's death, Disability or Retirement (except, in the case of an Award intended to constitute performance-based compensation under Code Section 162(m), to the extent inconsistent with the applicable requirements of Code Section 162(m)), or such other circumstances as the Administrator may specify.

10.
Long-Term Incentive Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of a Long-Term Incentive Award, including but not limited to the Performance Goals, performance period (which must be more than one year), the potential amount payable, and the timing of payment; provided that the Administrator must require that payment of all or any portion of the amount subject to the Long-Term Incentive Award is contingent on the achievement of one or more Performance Goals during the period the Administrator specifies, although the Administrator may specify that all or a portion of the Performance Goals subject to an Award are deemed achieved upon a Participant's death, Disability or Retirement (except, in the case of an Award intended to constitute performance-based compensation under Code Section 162(m), to the extent inconsistent with the applicable requirements of Code Section 162(m)), or such other circumstances as the Administrator may specify.

11.
Dividend Equivalent Units. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each award of Dividend Equivalent Units, including but not limited to whether: (a) such Award will be granted in tandem with another Award; (b) payment of the Award will be made concurrently with dividend payments or credited to an account for the Participant which provides for the deferral of such amounts until a stated time; (c) the Award will be settled in cash or Shares; and (d) as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Administrator specifies; provided that Dividend Equivalent Units may not be granted in connection with an Option, Stock Appreciation Right or other “stock right” within the meaning of Code Section 409A; and provided further that no Dividend Equivalent Unit granted in tandem with another Award shall include vesting provisions more favorable to the Participant than the vesting provisions, if any, to which the tandem Award is subject; and provided further that any performance period applicable to an Awards of Dividend Equivalent Units must relate to a period of at least one year except that, if the Award is made in the year this Plan becomes effective, at the time of commencement of employment with the Company or on the occasion of a promotion, then the Award may relate to a period shorter than one year.

12.
Other Stock-Based Awards. Subject to the terms of this Plan, the Administrator may grant to Participants other types of Awards, which may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, Shares, either alone or in addition to or in conjunction with other Awards, and payable in Stock or cash. Without limitation except as provided herein (and subject to the limitations of Section 14(e)), such Award may include the issuance of shares of unrestricted Stock, which may be awarded in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, as a bonus, or upon the attainment of Performance Goals or otherwise, or rights to acquire Stock from the Company. The Administrator shall determine all terms and conditions of the Award, including but not limited to, the time or times at which such Awards shall be made, and the number of Shares to be granted pursuant to such Awards or to which such Award shall relate; provided that any Award that provides for purchase rights shall be priced at 100% of Fair Market Value on the date of the Award.

13.
Restrictions on Transfer, Encumbrance and Disposition. No Award granted under this Plan may be sold, assigned, mortgaged, pledged, exchanged, hypothecated or otherwise transferred, or encumbered or disposed of, by a Participant other than by will or the laws of descent and distribution, and during the lifetime of the Participant such Awards may be exercised only by the Participant or the Participant's legal representative or by the permitted transferee of such Participant as hereinafter provided (or by the legal representative of such permitted transferee). Notwithstanding the foregoing, a Participant may transfer an Award if permitted by the Administrator. Subsequent transfers of transferred Awards are prohibited except transfers otherwise made in accordance with this Section 13. Any attempted transfer not permitted by this Section 13 shall be null and void and have no legal effect. The restrictions set forth in this Section 13, and any risk of forfeiture applicable to an Award, shall be enforceable against any transferee of an Award.

14.	Termination and Amendment of Plan; Amendment, Modification or Cancellation of Awards.

(a)
Term of Plan. Unless the Board earlier terminates this Plan pursuant to Section 14(b), this Plan will terminate when all Shares reserved for issuance have been issued. If the term of this Plan extends beyond ten (10) years from the Effective Date, no incentive stock options may be granted after such time unless the shareholders of the Company have approved an extension of this Plan. In addition, no Award may constitute qualified performance-based compensation within the meaning of Code Section 162(m) unless, to the extent required by Code Section 162(m) for such Award to constitute qualified performance-based compensation, the material terms of the

Performance Goals applicable to such Award are disclosed to and reapproved by the shareholders of the Company no later than the first shareholder meeting that occurs in the fifth (5th) year following the year in which the shareholders previously approved the Performance Goals.

(b)	Termination and Amendment. The Board or the Administrator may amend, alter, suspend, discontinue or terminate this Plan at any time, subject to the following limitations:

(i)
the Board must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) prior action of the Board, (B) applicable corporate law, or (C) any other applicable law;

(ii)
shareholders must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) Section 16 of the Exchange Act, (B) the Code, (C) the listing requirements of any principal securities exchange or market on which the Shares are then traded, or (D) any other applicable law; and

(iii)
shareholders must approve any of the following Plan amendments: (A) an amendment to materially increase any number of Shares specified in Section 5(a) or the limits set forth in Section 5(c) (except as permitted by Section 16), (B) an amendment to shorten the minimum vesting periods required in Section 8, or (C) an amendment that would diminish the protections afforded by Section 14(e).

(c)	Amendment, Modification, Cancellation and Disgorgement of Awards.

(i)
Except as provided in Section 14(e) and subject to the requirements of this Plan, the Administrator may modify, amend or cancel any Award, or waive any restrictions or conditions applicable to any Award or the exercise of the Award; provided that, except as otherwise provided in the Plan or the Award agreement, any modification or amendment that materially diminishes the rights of the Participant, or the cancellation of the Award, shall be effective only if agreed to by the Participant or any other person(s) as may then have an interest in the Award, but the Administrator need not obtain Participant (or other interested party) consent for the modification, amendment or cancellation of an Award pursuant to the provisions of subsection (ii) or Section 16 or as follows: (A) to the extent the Administrator deems such action necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which the Shares are then traded; (B) to the extent the Administrator deems necessary to preserve favorable accounting or tax treatment of any Award for the Company; or (C) to the extent the Administrator determines that such action does not materially and adversely affect the value of an Award or that such action is in the best interest of the affected Participant (or any other person(s) as may then have an interest in the Award). Notwithstanding the foregoing, unless determined otherwise by the Administrator, any such amendment shall be made in a manner that will enable an Award intended to be exempt from Code Section 409A to continue to be so exempt, or to enable an Award intended to comply with Code Section 409A to continue to so comply.

(ii)
Notwithstanding anything to the contrary in an Award agreement, the Administrator shall have full power and authority to terminate or cause the Participant to forfeit the Award, and require the Participant to disgorge to the Company any gains attributable to the Award, if the Participant engages in any action constituting, as determined by the Administrator in its discretion, Cause for termination, or a breach of any Award agreement or any other agreement between the Participant and the Company or an Affiliate concerning noncompetition, nonsolicitation, confidentiality, trade secrets, intellectual property, nondisparagement or similar obligations.

(iii)
Any Awards granted pursuant to this Plan, and any Stock issued or cash paid pursuant to an Award, shall be subject to any recoupment or clawback policy that is adopted by, or any recoupment or similar requirement otherwise made applicable by law, regulation or listing standards to, the Company from time to time.

(d)
Survival of Authority and Awards. Notwithstanding the foregoing, the authority of the Board and the Administrator under this Section 14 and to otherwise administer the Plan with respect to then-outstanding Awards will extend beyond the date of this Plan's termination. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.

(e)
Repricing and Backdating Prohibited. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided for in Section 16, neither the Administrator nor any other person may (i) amend the terms of outstanding Options or SARs to reduce the exercise or grant price of such outstanding Options or SARs; (ii) cancel outstanding Options or SARs in exchange for Options or SARs with an exercise or grant price that is less than the exercise or grant price of the original Options or SARs; or (iii) cancel outstanding Options or SARs with an exercise or grant price above the current Fair Market Value of a Share in exchange for cash or other securities. In addition, the Administrator may not make a grant of an Option or SAR with a grant date that is effective prior to the date the Administrator takes action to approve such Award.

(f)
Foreign Participation. To assure the viability of Awards granted to Participants employed or residing in foreign countries, the Administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, accounting or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Administrator approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country. In addition, all such supplements, amendments, restatements or alternative versions must comply with the provisions of Section 14(b)(ii).

(g)	Code Section 409A. The provisions of Code Section 409A are incorporated herein by reference to the extent necessary for any Award that is subject to Code Section 409A to comply therewith.

15.	Taxes.

(a)
Withholding. In the event the Company or one of its Affiliates is required to withhold any Federal, state or local taxes or other amounts in respect of any income recognized by a Participant as a result of the grant, vesting, payment or settlement of an Award or disposition of any Shares acquired under an Award, the Company or its Affiliate may deduct (or require an Affiliate to deduct) from any cash payments of any kind otherwise due the Participant, or with the consent of the Administrator, Shares otherwise deliverable or vesting under an Award, to satisfy such tax or other obligations. Alternatively, the Company or its Affiliate may require such Participant to pay to the Company or its Affiliate, in cash, promptly on demand, or make other arrangements satisfactory to the Company or its Affiliate regarding the payment to the Company or its Affiliate of the aggregate amount of any such taxes and other amounts. If Shares are deliverable upon exercise or payment of an Award, then, unless restricted by the Administrator and subject to such procedures as the Administrator may specify, a Participant may satisfy all or a portion of the Federal, state and local withholding tax obligations arising in connection with such Award by electing to (i) have the Company or its Affiliate withhold Shares otherwise issuable under the Award, (ii) tender back Shares received in connection with such Award or (iii) deliver other previously owned Shares; provided that the amount to be withheld may not exceed the total minimum federal, state and local tax withholding obligations associated with the transaction to the extent needed for the Company and its Affiliates to avoid an accounting charge. If an election is provided, the election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Administrator requires. In any case, the Company and its Affiliates may defer making payment or delivery under any Award if any such tax may be pending unless and until indemnified to its satisfaction.

(b)
No Guarantee of Tax Treatment. Notwithstanding any provisions of the Plan, the Company does not guarantee to any Participant or any other Person with an interest in an Award that (i) any Award intended to be exempt from Code Section 409A shall be so exempt, (ii) any Award intended to comply with Code Section 409A or Code Section 422 shall so comply, or (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any Affiliate be required to indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award.

16.	Adjustment Provisions; Change of Control.

(a)
Adjustment of Shares. If: (i) the Company shall at any time be involved in a merger or other transaction in which the Shares are changed or exchanged; (ii) the Company shall subdivide or combine the Shares or the Company shall declare a dividend payable in Shares, other securities (other than stock purchase rights issued pursuant to a shareholder rights agreement) or other property; (iii) the Company shall effect a cash dividend the amount of which, on a per Share basis, exceeds ten percent (10%) of the Fair Market Value of a Share at the time the dividend is declared, or the Company shall effect any other dividend or other distribution on the Shares in the form of cash, or a repurchase of Shares, that the Board determines by resolution is special or extraordinary in nature or that is in connection with a transaction that the Company characterizes publicly as a recapitalization or reorganization involving the Shares; or (iv) any other event shall occur, which, in the case of this clause (iv), in the judgment of the Administrator necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Administrator shall, in such manner as it may deem equitable to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, adjust as applicable: (A) the number and type of Shares subject to this Plan (including the number and type of Shares described in Sections 5(a), (b) and (c)) and which may after the event be made the subject of Awards; (B) the number and type of Shares subject to outstanding Awards; (C) the grant, purchase, or exercise price with respect to any Award; and (D) to the extent such discretion does not cause an Award that is intended to qualify as performance-based compensation under Code Section 162(m) to lose its status as such, the Performance Goals of an Award. In any such case, the Administrator may also (or in lieu of the foregoing) make provision for a cash payment to the holder of an outstanding Award in exchange for the cancellation of all or a portion of the Award (without the consent of the holder of an Award) in an amount determined by the Administrator effective at such time as the Administrator specifies (which may be the time such transaction or event is effective). However, in each case, with respect to Awards of incentive stock options, no such adjustment may be authorized to the extent that such authority would cause this Plan to violate Code Section 422(b). Further, the number of Shares subject to any Award payable or denominated in Shares must always be a whole number. In any event, previously granted Options or SARs are subject to only such adjustments as are necessary to maintain the relative proportionate interest the Options and SARs represented immediately prior to any such event and to preserve, without exceeding, the value of such Options or SARs.

Without limitation, in the event of any reorganization, merger, consolidation, combination or other similar corporate transaction or event, whether or not constituting a Change of Control (other than any such transaction in which the Company is the continuing corporation and in which the outstanding Stock is not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Administrator may substitute, on an equitable basis as the Administrator determines, for each Share then subject to an Award and the Shares subject to this Plan (if the Plan will continue in effect), the number and kind of shares of stock, other securities, cash or other property to which holders of Stock are or will be entitled in respect of each Share pursuant to the transaction.

Notwithstanding the foregoing, in the case of a stock dividend (other than a stock dividend declared in lieu of an ordinary cash dividend) or subdivision or combination of the Shares (including a reverse stock split), if no action is taken by the Administrator, adjustments contemplated by this subsection that are proportionate shall nevertheless automatically be made as of the date of such stock dividend or subdivision or combination of the Shares.

(b)
Issuance or Assumption. Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Administrator may authorize the issuance or assumption of awards under this Plan upon such terms and conditions as it may deem appropriate.

(c)
Change of Control. Unless otherwise expressly provided in an Award agreement or another contract, including an employment agreement, or under the terms of a transaction constituting a Change of Control, the Administrator may provide for the acceleration of the vesting or earning and, if applicable, exercisability of any outstanding Award, or portion thereof, or the lapsing of any conditions or restrictions on or the time for payment in respect of any outstanding Award, or portion thereof, upon a Change of Control or the termination of the Participant's employment following a Change of Control. In addition, unless otherwise expressly provided in an Award agreement or another contract, including an employment agreement, or under the terms of a transaction constituting a Change of Control, without limitation of the foregoing, the Administrator may provide that any or all of the following shall occur in connection with a Change of Control: (a) the substitution for the Shares subject to any outstanding Award, or portion thereof, of stock or other securities of the surviving corporation or any successor corporation to the Company, or a parent or subsidiary thereof, in which event the aggregate purchase or exercise price, if any, of such Award, or portion thereof, shall remain the same, (b) the conversion of any outstanding Award, or portion thereof, into a right to receive cash or other property upon or following the consummation of the Change of Control in an amount equal to the value of the consideration to be received by holders of Shares in connection with such transaction for one Share, less the per share purchase or exercise price of such Award, if any, multiplied by the number of Shares subject to such Award, or a portion thereof, (c) acceleration of the vesting (and, as applicable, the exercisability) of any and/or all outstanding Awards, (d) the cancellation of any outstanding and unexercised Awards upon or following the consummation of the Change of Control (without the consent of an Award holder or any person with an interest in an Award), (e) in the case of Options or SARs, the cancellation of all outstanding Options or SARs in exchange for a cash payment equal to the excess of the Change of Control Price over the exercise price of the Shares subject to such Option or SAR upon the Change of Control (or for no cash payment if such excess is zero), and/or (f) the cancellation of any Awards in exchange for a cash payment based on the value of the Award as of the date of the Change of Control (or for no payment if the Award has no value).

For purposes of this Section 16, the “value” of a Performance Share shall be equal to, and the “value” of a Performance Unit for which the value is equal to the Fair Market Value of Shares shall be based on, the Change of Control Price. Notwithstanding anything to the contrary in this Section 16(c), the terms of any Awards that are subject to Code Section 409A shall govern the treatment of such Awards upon a Change of Control, and the terms of this Section 16(c) shall not apply, to the extent required for such Awards to remain compliant with Code Section 409A, as applicable.

(d)	Application of Limits on Payments.

(i)
Determination of Cap or Payment. Except to the extent the Participant has in effect an employment or similar agreement with the Company or any Affiliate or is subject to a policy that provides for a more favorable result to the Participant upon a Change of Control, if any payments or benefits paid by the Company pursuant to this Plan, including any accelerated vesting or similar provisions (“Plan Payments”), would cause some or all of the Plan Payments in conjunction with any other payments made to or benefits received by a Participant in connection with a Change of Control (such payments or benefits, together with the Plan Payments, the “Total Payments”) to be subject to the tax (“Excise Tax”) imposed by Code Section 4999 but for this Section 16(d), then, notwithstanding any other provision of this Plan to the contrary, the Total Payments shall be delivered either (A) in full or (B) in an amount such that the value of the aggregate Total Payments that the Participant is entitled to receive shall be One Dollar ($1.00) less than the maximum amount that the Participant may receive without being subject to the Excise Tax, whichever of (A) or (B) results in the receipt by the Participant of the greatest benefit on an after-tax basis (taking into account applicable federal, state and local income taxes and the Excise Tax).

(ii)	Procedures.

(A)
If a Participant or the Company believes that a payment or benefit due the Participant will result in some or all of the Total Payments being subject to the Excise Tax, then the Company, at its expense, shall obtain the opinion (which need not be unqualified) of nationally recognized tax counsel (“National Tax Counsel”) selected by the Company (which may be regular outside counsel to the Company), which opinion sets forth (1) the amount of the Base Period Income (as defined below), (2) the amount and present value of the Total Payments, (3) the amount and present value of any excess parachute payments determined without regard to any reduction of Total Payments pursuant to Section 6(a)(ii), and (4) the net after-tax proceeds to the Participant, taking into account applicable federal, state and local income taxes and the Excise Tax if (x) the Total Payments were delivered in accordance with Section 16(d)(i)(A) or (y) the Total Payments were delivered in accordance with Section 16(d)(i)(B). The opinion of National Tax Counsel shall be addressed to the Company and the Participant and shall be binding upon the Company and the Participant. If such National Tax Counsel opinion determines that Section 16(d)(i)(B) applies, then the Plan Payments or any other payment or benefit determined by such counsel to be includable in the Total Payments shall be reduced or eliminated so that under the bases of calculations set forth in such opinion there will be no excess parachute payment. In such event, payments or benefits included in the Total Payments shall be reduced or eliminated by applying the following principles, in order: (1) the payment or benefit with the higher ratio of the parachute payment value to present economic value (determined using reasonable actuarial assumptions) shall be reduced or eliminated before a payment or benefit with a lower ratio; (2) the payment or benefit with the later possible payment date shall be reduced or eliminated before a payment or benefit with an earlier payment date; and (3) cash payments shall be reduced prior to non-cash benefits; provided that if the foregoing order of reduction or elimination would violate Code Section 409A, then the reduction shall be made pro rata among the payments or benefits included in the Total Payments (on the basis of the relative present value of the parachute payments).

(B)
For purposes of this Section 16: (1) the terms “excess parachute payment” and “parachute payments” shall have the meanings given in Code Section 280G and such “parachute payments” shall be valued as provided therein; (2) present value shall be calculated in accordance with Code Section 280G(d)(4); (3) the term “Base Period Income” means an amount equal to the Participant's “annualized includible compensation for the base period” as defined in Code Section 280G(d)(1); (4) for purposes of the opinion of National Tax Counsel, the value of any noncash benefits or any deferred payment or benefit shall be determined by the Company's independent auditors in accordance with the principles of Code Sections 280G(d)(3) and (4); and (5) the Participant shall be deemed to pay federal income tax and employment taxes at the highest marginal rate of federal income and employment taxation, and state and local income taxes at the highest marginal rate of taxation in the state or locality of the Participant's domicile, net of the maximum reduction in federal income taxes that may be obtained from the deduction of such state and local taxes.

(C)
If National Tax Counsel so requests in connection with the opinion required by this Section 16(d)(ii), the Company shall obtain, at the Company's expense, and the National Tax Counsel may rely on, the advice of a firm of recognized executive compensation consultants as to the reasonableness of any item of compensation to be received by the Participant solely with respect to its status under Code Section 280G.

(D)
The Company agrees to bear all costs associated with, and to indemnify and hold harmless the National Tax Counsel from, any and all claims, damages and expenses resulting from or relating to its determinations pursuant to this Section 16, except for claims, damages or expenses resulting from the gross negligence or willful misconduct of such firm.

(E)
This Section 16 shall be amended to comply with any amendment or successor provision to Code Section 280G or Code Section 4999. If such provisions are repealed without successor, then this Section 16 shall be cancelled without further effect.

17.	Miscellaneous.

(a)
Other Terms and Conditions. The Administrator may provide in any Award agreement such other provisions (whether or not applicable to the Award granted to any other Participant) as the Administrator determines appropriate to the extent not otherwise prohibited by the terms of the Plan.

(b)
Employment and Service. The issuance of an Award shall not confer upon a Participant any right with respect to continued employment or service with the Company or any Affiliate, or the right to continue as a Director. Unless determined otherwise by the Administrator, for purposes of the Plan and all Awards, the following rules shall apply:

(i)	a Participant who transfers employment between the Company and its Affiliates, or between Affiliates, will not be considered to have terminated employment;

(ii)
a Participant who ceases to be a Non-Employee Director because he or she becomes an employee of the Company or an Affiliate shall not be considered to have ceased service as a Director with respect to any Award until such Participant's termination of employment with the Company and its Affiliates;

(iii)
a Participant who ceases to be employed by the Company or an Affiliate and immediately thereafter becomes a Non-Employee Director, a non-employee director of an Affiliate, or a consultant to the Company or any Affiliate shall not be considered to have terminated employment until such Participant's service as a director of, or consultant to, the Company and its Affiliates has ceased; and

(iv)	a Participant employed by an Affiliate will be considered to have terminated employment when such entity ceases to be an Affiliate.

Notwithstanding the foregoing, for purposes of an Award that is subject to Code Section 409A, if a Participant's termination of employment or service triggers the payment of compensation under such Award, then the Participant will be deemed to have terminated employment or service upon his or her “separation from service” within the meaning of Code Section 409A. Notwithstanding any other provision in this Plan or an Award to the contrary, if any Participant is a “specified employee” within the meaning of Code Section 409A as of the date of his or her “separation from service” within the meaning of Code Section 409A, then, to the extent required by Code Section 409A, any payment made to the Participant on account of such separation from service shall not be made before a date that is six months after the date of the separation from service.

(c)
No Fractional Shares. No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and the Administrator may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated.

(d)
Unfunded Plan; Awards Not Includable for Benefits Purposes. This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to this Plan's benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights are no greater than the rights of the Company's general unsecured creditors. Income recognized by a Participant pursuant to an Award shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended) or group insurance or other benefit plans applicable to the Participant which are maintained by the Company or any Affiliate, except as may be provided under the terms of such plans or determined by resolution of the Board.

(e)
Requirements of Law and Securities Exchange. The granting of Awards and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of this Plan or any award agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity, and unless and until the Participant has taken all actions required by the Company in connection therewith. The Company may impose such restrictions on any Shares issued under the Plan as the Company determines necessary or desirable to comply with all applicable laws, rules and regulations or the requirements of any national securities exchanges.

(f)
Governing Law; Venue. This Plan, and all agreements under this Plan, will be construed in accordance with and governed by the laws of the State of Florida, without reference to any conflict of law principles. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, or for recognition and enforcement of any judgment in respect of this Plan, any Award or any award agreement, may only be brought and determined in (i) a court sitting in the State of Florida, and (ii) a “bench” trial, and any party to such action or proceeding shall agree to waive its right to a jury trial.

(g)
Limitations on Actions. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, must be brought within one year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint.

(h)
Construction. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Titles of sections are for general information only, and this Plan is not to be construed with reference to such titles.

(i)
Severability. If any provision of this Plan or any award agreement or any Award (a) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (b) would disqualify this Plan, any award agreement or any Award under any law the Administrator deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Administrator, materially altering the intent of this Plan, award agreement or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Plan, such award agreement and such Award will remain in full force and effect.

18.	Definitions. Capitalized terms used in this Plan or any Award agreement have the following meanings, unless the Award agreement otherwise provides:

(a)
“Administrator” means the Committee; provided that, to the extent the Board has retained authority and responsibility as an Administrator of the Plan, the term “Administrator” shall also mean the Board or, to the extent the Committee has delegated authority and responsibility as an Administrator of the Plan to one or more officers of the Company as permitted by Section 2(b), the term “Administrator” shall also mean such officer or officers.

(b)
“Affiliate” shall have the meaning given in Rule 12b-2 under the Exchange Act. Notwithstanding the foregoing, for purposes of determining those individuals to whom an Option or Stock Appreciation Right may be granted, the term “Affiliate” means any entity that, directly or through one or more intermediaries, is controlled by, controls, or is under common control with, the Company within the meaning of Code Sections 414(b) or (c); provided that, in applying such provisions, the phrase “at least 20 percent” shall be used in place of “at least 80 percent” each place it appears therein.

(c)
“Award” means a grant of Options, Stock Appreciation Rights, Performance Shares, Performance Units, Restricted Stock, Restricted Stock Units, Shares, an Annual Incentive Award, a Long-Term Incentive Award, Dividend Equivalent Units or any other type of award permitted under the Plan.

(d)	“Board” means the Board of Directors of the Company.

(e)
“Cause” means any of the following as determined by the Company: (i) with respect to Participants other than Non-Employee Directors, (A) the failure of the Participant to perform or observe any of the material terms or provisions of any written employment agreement between the Participant and the Company or its Affiliates or, if no written agreement exists, the gross dereliction of the Participant's duties (for reasons other than the Participant's Disability) with respect to the Company or its Affiliates; (B) the failure of the Participant to comply fully with the lawful directives of the Board or the board of directors of an Affiliate of the Company, as applicable, or the officers or supervisory employees to whom the Participant reports; (C) the Participant's dishonesty, misconduct, misappropriation of funds, or disloyalty or disparagement of the Company, any of its Affiliates or its management or employees; or (D) other proper cause determined in good faith by the Administrator; or (ii) with respect to Non-Employee Directors, (A) fraud or intentional misrepresentation; (B) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any of its Affiliates; or (C) any other gross or willful misconduct as determined by the Committee, in its sole and conclusive discretion.

(f)
“Change of Control” means the first to occur of the following with respect to the Company or any upstream holding company (which, for purposes of this definition, shall be included in references to “the Company”):

(i)
Any “Person,” as that term is defined in Sections 13(d) and 14(d) of the Exchange Act, but excluding the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the “Beneficial Owner” (as that term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or

(ii)
The Company is merged or consolidated with any other corporation or other entity, other than: (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (B) the Company engages in a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “Person” (as defined above) acquires fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities. Notwithstanding the foregoing, a merger or consolidation involving the Company shall not be considered a “Change of Control” if the Company is the surviving corporation and shares of the Stock are not converted into or exchanged for stock or securities of any other corporation, cash or any other thing of value, unless persons who beneficially owned shares of the Stock outstanding immediately prior to such transaction own beneficially less than a majority of the outstanding voting securities of the Company immediately following the merger or consolidation;

(iii)
The Company or any Affiliate sells, assigns or otherwise transfers assets in a transaction or series of related transactions, if the aggregate market value of the assets so sold, assigned or otherwise transferred exceeds fifty percent (50%) of the Company's consolidated book value, determined by the Company in accordance with generally accepted accounting principles, measured at the time at which such transaction occurs or the first of such series of related transactions occurs; provided that such a transfer effected pursuant to a spin-off or split-up where shareholders of the Company retain ownership of the transferred assets proportionate to their pro rata ownership interest in the Company shall not be deemed a “Change of Control”

(iv)	The Company dissolves and liquidates substantially all of its assets; or

(v)
At any time after the Effective Date when the “Continuing Directors” cease to constitute a majority of the Board. For this purpose, a “Continuing Director” shall mean: (A) the individuals who, at the Effective Date, constitute the Board; and (B) any new Directors (other than Directors designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (ii), or (iii) of this definition) whose appointment to the Board or nomination for election by Company shareholders was approved by a vote of at least two-thirds of the then-serving Continuing Directors.

If an Award is considered deferred compensation subject to the provisions of Code Section 409A, then the Administrator may include an amended definition of “Change of Control” in the Award agreement issued with respect to such Award as necessary to comply with, or as necessary to permit a deferral under, Code Section 409A.

(g)
“Change of Control Price” means the highest of the following: (i) the Fair Market Value of the Shares, as determined on the date of the Change of Control; (ii) the highest price per Share paid in the Change of Control transaction; or (iii) the Fair Market Value of the Shares, calculated on the date of surrender of the relevant Award in accordance with Section 16(c), but this clause (iii) shall not apply if in the Change of Control transaction, or pursuant to an agreement to which the Company is a party governing the Change of Control transaction, all of the Shares are purchased for and/or converted into the right to receive a current payment of cash and no other securities or other property.

(h)	“Code” means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.

(i)
“Committee” means the Compensation and Benefits Committee of the Board, or such other committee of the Board that is designated by the Board with the same or similar authority. The Committee shall consist only of Non-Employee Directors (not fewer than two (2)) who also qualify as Outside Directors to the extent necessary for the Plan to comply with Rule 16b-3 promulgated under the Exchange Act or any successor rule and to permit Awards that are otherwise eligible to qualify as “performance-based compensation” under Section 162(m) of the Code to so qualify.

(j)	“Company” means United Insurance Holding Corp., a Delaware corporation, or any successor thereto.

(k)
“Director” means a member of the Board; “Non-Employee Director” means a Director who is not also an employee of the Company or its Subsidiaries; and “Outside Director” means a Director who qualifies as an outside director within the meaning of Code Section 162(m).

(l)
“Disability” means disability as defined in the Company's long-term disability plan covering exempt salaried employees, except as otherwise determined by the Administrator and set forth in an Award agreement. The Administrator shall make the determination of Disability and may request such evidence of disability as it reasonably determines.

(m)	“Dividend Equivalent Unit” means the right to receive a payment, in cash or Shares, equal to the cash dividends or other distributions paid with respect to a Share as described in Section 11.

(n)
“Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a specific provision of the Exchange Act includes any successor provision and the regulations and rules promulgated under such provision.

(o)
“Fair Market Value” means, per Share on a particular date, the last sales price on such date on the national securities exchange on which the Stock is then traded, as reported in The Wall Street Journal, or if no sales of Stock occur on the date in question, on the last preceding date on which there was a sale on such exchange. If the Shares are not listed on a national securities exchange, but are traded in an over-the-counter market, the last sales price (or, if there is no last sales price reported, the average of the closing bid and asked prices) for the Shares on the particular date, or on the last preceding date on which there was a sale of Shares on that market, will be used.

If the Shares are neither listed on a national securities exchange nor traded in an over-the-counter market, the price determined by the Administrator, in its discretion, will be used. If an actual sale of a Share occurs on the market, then the Company may consider the sale price to be the Fair Market Value of such Share.

(p)
“Incentive Award” means the right to receive a cash payment to the extent Performance Goals are achieved (or other requirements are met), and shall include “Annual Incentive Awards” as described in Section 9 and “Long-Term Incentive Awards” as described in Section 10.

(q)	“Option” means the right to purchase Shares at a stated price for a specified period of time.

(r)	“Participant” means an individual selected by the Administrator to receive an Award.

(s)
“Performance Goals” means any goals the Administrator establishes that relate to one or more of the following with respect to the Company or any one or more of its Subsidiaries, Affiliates or other business units: gross premiums written; gross premiums earned; net premiums written; net premiums earned; modeled probable maximum loss (“PML”); PML to premium ratios; modeled average annual loss (“AAL”); AAL to premium ratios; reinsurance costs; book value; revenue; cash flow; total shareholder return; dividends; debt; net cash provided by operating activities; net cash provided by operating activities less net cash used in investing activities; ratio of debt to debt plus equity; profit before tax; gross profit; net profit; net operating profit; net operating profit after taxes; net sales; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; Fair Market Value of Shares; basic earnings per share; diluted earnings per share; return on shareholder equity; return on average equity; return on average total capital employed; return on net assets employed before interest and taxes; economic value added; return on year-end equity; capital; cost of capital; cost of equity; cost of debt; taxes; market share; operating ratios; loss ratio, gross (losses and loss adjustment expenses relative to gross premiums earned); loss ratio, net (losses and loss adjustment expenses relative to net premiums earned); expense ratio (sum of all operating expenses less interest expense relative to net premiums earned); combined ratio (loss ratio, net plus the expense ratio; customer satisfaction; customer retention; customer loyalty; strategic business criteria based on meeting specified revenue goals; market penetration goals; investment performance goals; business expansion goals or cost targets; accomplishment of mergers, acquisitions, dispositions or similar extraordinary business transactions; profit returns and margins; financial return ratios; market performance and/or risk-based capital goals or returns or a combination of the foregoing. As to each Performance Goal, the relevant measurement of performance shall be computed in accordance with generally accepted accounting principles to the extent applicable, but, unless otherwise determined by the Administrator, will exclude the effects of the following: (i) charges for reorganizing and restructuring; (ii) discontinued operations; (iii) asset write-downs; (iv) gains or losses on the disposition of a business; (v) changes in tax or accounting principles, regulations or laws; (vi) mergers, acquisitions, dispositions or recapitalizations; (vii) impacts on interest expense, preferred dividends and share dilution as a result of debt and capital transactions; (viii) extraordinary, unusual and/or non-recurring items of income, expense, gain or loss, that, in case of each of the foregoing, the Company identifies in its publicly filed periodic or current reports, its audited financial statements, including notes to the financial statements, or the Management's Discussion and Analysis section of the Company's annual report; (ix) realized capital gains and losses except for periodic settlements and accruals on non-hedge derivative instruments;(x) valuation changes on imbedded derivatives that are not hedged; (xi) after tax effect of catastrophe losses;(xii) any settlement, award or claim paid as a result of lawsuits or other proceedings brought against the Company or any one or more of its Subsidiaries or Affiliates regarding the scope and nature of coverage provided under an insurance policy issued by such company; and (xiii) assessments imposed by the Florida Insurance Guaranty Association and similar governmental or regulatory bodies. With respect to any Award intended to qualify as performance-based compensation under Code Section 162(m), such exclusions shall be made only to the extent consistent with Code Section 162(m). To the extent consistent with Code Section 162(m), the Administrator may also provide for other adjustments to Performance Goals in the Award agreement or plan document evidencing any Award. In addition, the Administrator may appropriately adjust any evaluation of performance under a Performance Goal to exclude any of the following events that occurs during a performance period: (i) litigation, claims, judgments or settlements; (ii) the effects of changes in other laws or regulations affecting reported results; and (iii) accruals of any amounts for payment under this Plan or any other compensation arrangements maintained by the Company; provided that, with respect to any Award intended to qualify as performance-based compensation under Code Section 162(m), such adjustment may be made only to the extent consistent with Code Section 162(m). Where applicable, the Performance Goals may be expressed, without limitation, in terms of attaining a specified level of the particular criterion or the attainment of an increase or decrease (expressed as absolute numbers, averages and/or percentages) in the particular criterion or achievement in relation to a peer group or other index. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). In addition, in the case of Awards that the Administrator determines at the date of grant will not be considered “performance-based compensation” under Code Section 162(m), the Administrator may establish other Performance Goals and provide for other exclusions or adjustments not listed in this Plan.

(t)	“Performance Shares” means the right to receive Shares to the extent Performance Goals are achieved (or other requirements are met) as described in Section 8.

(u)
“Performance Unit” means the right to receive a cash payment and/or Shares valued in relation to a unit that has a designated dollar value or the value of which is equal to the Fair Market Value of one or more Shares, to the extent Performance Goals are achieved (or other requirements are met) as described in Section 8.

(v)
“Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, or any group of Persons acting in concert that would be considered “persons acting as a group” within the meaning of Treas. Reg. § 1.409A-3(i)(5).

(w)	“Plan” means this United Insurance Holding Corp. 2013 Omnibus Incentive Plan, as may be amended from time to time.

(x)	“Restricted Stock” means a Share that is subject to a risk of forfeiture or restrictions on transfer, or both a risk of forfeiture and restrictions on transfer, as described in Section 8.

(y)
“Restricted Stock Unit” means the right to receive a cash payment and/or Shares equal to the Fair Market Value of one Share that is subject to a risk of forfeiture or restrictions on transfer, or both a risk of forfeiture and restrictions on transfer, as described in Section 8.

(z)
“Retirement” means termination of employment or service with the Company and its Affiliates on or after the date the Participant has both attained age sixty (60) and completed ten (10) years of service with the Company and its Affiliates.

(aa)	“Section 16 Participants” means Participants who are subject to the provisions of Section 16 of the Exchange Act.

(ab)	“Share” means a share of Stock.

(ac)	“Stock” means the Common Stock, par value $0.0001, of the Company.

(ad)
“Stock Appreciation Right” or “SAR” means the right to receive cash, and/or Shares with a Fair Market Value, equal to the appreciation of the Fair Market Value of a Share during a specified period of time.

(ae)
“Subsidiary” means any corporation, limited liability company or other limited liability entity in an unbroken chain of entities beginning with the Company if each of the entities (other than the last entities in the chain) owns the stock or equity interest possessing more than fifty percent (50%) of the total combined voting power of all classes of stock or other equity interests in one of the other entities in the chain.

United Insurance Holdings Corp.

As a stockholder of United Insurance Holdings Corp., you have the option of voting your shares electronically via the Internet, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. We must receive votes submitted electronically via the Internet by 7:00 p.m., Eastern Daylight Time, on May 16, 2013.

VOTE BY INTERNET
QUICK«««EASY«««IMMEDIATE

Vote your Proxy on the Internet:		Vote your Proxy by Mail:

Go to www.cstproxyvote.com		Mark, sign, and date your proxy card
Have your proxy card available when	OR	then detach it, and return it in the
you access the above website. Follow		postage-paid envelope provided.
the prompts to vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE
VOTING ELECTRONICALLY

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

							PROXY	Please mark	X
								your votes
								like this
THE BOARD RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED, FOR PROPOSALS 2, 3 AND 4, AND FOR 3 YEARS FOR PROPOSAL 5.
1.	Election of Directors.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	4.	Advisory vote to approve the compensation of our named executive officers.		FOR	AGAINST	ABSTAIN

	Class A Nominees:
	1) Gregory C. Branch
	2) Kent G. Whittemore				5.	Advisory vote to approve the frequency of holding future advisory votes on the compensation of our named executive officers.	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
	3) John L. Forney

	To withhold authority to vote for any individual nominee, mark "For All Except" and write the name and number of the nominee with respect to whom authority to vote is withheld on the line below.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED FOR THE BOARD OF DIRECTORS, FOR THE APPROVAL OF THE COMPANY'S 2013 OMNIBUS INCENTIVE PLAN, FOR THE RATIFICIATION OF THE APPOINTMENT OF MCGLADREY LLP AS THE COMPANY'S INDENPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND THREE YEARS WITH RESEPCT TO THE FREQUENCY OF HOLDING FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES UPON ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING. THE BOARD OF DIRECTORS IS NOT AWARE OF ANY MATTER WHICH IS TO BE PRESENTED FOR ACTION AT THE MEETING OTHER THAN THE MATTERS SET FORTH HEREIN.

2.	Approval of the Company's 2013 Omnibus Incentive Plan.	FOR	AGAINST	ABSTAIN

3.	Ratification of the appointment of McGladrey LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013.	FOR	AGAINST	ABSTAIN

							COMPANY ID:

							PROXY NUMBER:

							ACCOUNT NUMBER:

	Signature				Signature			Date		, 2013
	Note: Please sign exactly as your name(s) appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor,
	administrator, trustee, guardian, or corporate officer, please give title as such. If a corporation or partnership, please sign in full corporate name or partnership
	name by authorized officer.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON
May 17, 2013.

To access the Company's Proxy Statement for the 2013 Annual Meeting of Stockholders, and the Company's 2012 Annual Report, visit:
http://www.upcinsuranceproxy2013.com

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

UNITED INSURANCE HOLDINGS CORP.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
May 17, 2013
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John L. Forney and B. Bradford Martz as Proxies of the undersigned, with full power of substitution, and hereby authorizes Mr. Forney and Mr. Martz to represent and to vote, as designated on the reverse side and in their discretion and upon any other business that may properly come before the meeting, all of the shares of common stock of United Insurance Holdings Corp., held of record by the undersigned on March 20, 2013, at the Annual Meeting of Stockholders of United Insurance Holdings Corp. to be held at the office of United Insurance Holdings Corp. located at 360 Central Ave., Suite 900, St. Petersburg, Florida, 33701 on Friday, May 17, 2013 at 1:00 PM Eastern Daylight Time, or at any postponement or adjournment thereof.

PLEASE COMPLETE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

(Continued, and to be marked, dated and signed, on the other side)